UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material under §240.14a-12

Zomedica Pharmaceuticals Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:(5) Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Notification of Availability of Investor Materials

Dear Investor:

Please find attached your form of proxy/voting instruction form for

Zomedica Pharmaceuticals Corp. Annual and Special Meeting of Shareholders Tuesday November 5, 2019 at 8:30 a.m. (Toronto time) WeirFoulds LLP, 4100 – 66 Wellington Street West, TD Bank Tower, Toronto, Ontario, Canada

The following matters will be reviewed and voted upon at this meeting

•	Fixing the number of directors to be elected at six (6)
•	Election of Directors, as detailed on pages 12 to 14 of the proxy circular
•	Appointment of Auditors, as detailed on page 14 of the proxy circular
•	Approval of Stock Option Plan, as detailed on pages 14 to 16 of the proxy circular
•	Other business as may be properly brought before the meeting

Under recent changes to Canadian security rules, Canadian companies are no longer required to distribute physical copies of certain annual meeting related materials such as proxy circulars and annual financial statements to their investors. Instead, they may post electronic versions of such material on a website for investor review. This process, known as "notice-and-access", directly benefits the company through a substantial reduction in both postage and material costs and also helps the environment through a decrease in paper documents that are ultimately discarded.

Electronic copies of investor materials related to this meeting may therefore be found at and downloaded from www.meetingdocuments.com/astca/ZOM. We have added features that will make searching for relevant sections and specific items a much easier process than finding this information in the paper versions of these documents. In addition, the investor materials will be filed and be publicly available under the Company's corporate profile on SEDAR (in Canada) and EDGAR (in the United States).

You have a number of ways to vote your shares, and these are detailed on the proxy/voting instruction form included with this package. However you choose to vote, we must receive your vote by 10:30 AM, Eastern Standard Time on November 1, 2019 We also strongly encourage you to first review the matters under discussion for the meeting as described in our proxy circular at www.meetingdocuments.com/astca/ZOM.

Should you wish to receive paper copies of investor materials related to this meeting, or have any questions, please contact us at 1-888-433-6443 or fulfilment@astfinancial.com prior to October 22, 2019and we will send them within three business days, giving you sufficient time to vote your proxy. Following the meeting the documents will remain available at the website listed above for a period of one year.

Appointment of Proxyholder

I/We, being holder(s) of common shares in the capital of Zomedica Pharmaceuticals Corp. (the “Company”), hereby appoint: Gerald Solensky Jr., Chief Executive Officer or failing him, Shameze Rampertab, Chief Financial Officer and Corporate Secretary, OR

___________________________________________________________________

To attend the meeting or to appoint someone to attend on your behalf, print that name here as proxy of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, FOR each of the proposals listed below) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Company to be held at 8:30 a.m. (Toronto Time) on November 5, 2019 , at the offices of WeirFoulds LLP, 4100- 66 Wellington Street West, TD Bank Tower, Toronto, Ontario, Canada (the “Meeting”), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Management recommends voting FOR Resolutions 1 to 4. Please use a dark black pencil or pen.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting.

If no voting instructions are indicated above, this Proxy will be voted FOR each of the proposals described above. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize the appointee to vote as they see fit.

_________________________________________________________       __________________

Signature(s)                                                                                                      Date

Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. All proxies must be received by 8:30 a.m. (Toronto time) on November 1, 2019.

Proxy Form – Annual & Special Meeting of Shareholders of Zomedica Pharmaceuticals Corp. to be held on November 5, 2019(the “Meeting”)

Notes to Proxy

1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

2. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy . If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Circular and will need to vote separately as a registered and beneficial holder. Beneficial holders may be forwarded either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries.

4. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together the number of securities indicated on the proxy.

All holders should refer to the Proxy Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

How to Vote

MAIL, FAX or EMAIL

Complete and return your signed proxy in the envelope provided or send to:

AST Trust Company (Canada)
P.O. Box 721
Agincourt, ON M1S 0A1

You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com.

An undated proxy is deemed to be dated on the day it was received by AST Trust Company (Canada).

When submitting your proxy please be sure to submit both sides in order to capture the voting control number.

ZOMEDICA PHARMACEUTICALS CORP.

NOTICE OF ANNUAL AND SPECIAL MEETING

OF

SHAREHOLDERS

To be held on Tuesday, November 5, 2019

at 8:30 a.m. (Toronto time)

at

WeirFoulds LLP

4100 – 66 Wellington Street West, TD Bank Tower

Toronto, Ontario, Canada

MANAGEMENT INFORMATION CIRCULAR

AND

PROXY STATEMENT

October 2, 2019

ZOMEDICA PHARMACEUTICALS CORP.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 5, 2019

TAKE NOTICE that the annual and special meeting (the "Meeting") of the shareholders of ZOMEDICA PHARMACEUTICALS CORP. ("Zomedica" or the "Corporation") will be held on November 5, 2019 at 8:30 a.m. (Toronto time) at WeirFoulds LLP, 4100 – 66 Wellington Street West, TD Bank Tower, Toronto, Ontario, Canada, for the following purposes:

(a)	to receive the audited financial statements of Zomedica as at and for the year ended December 31, 2018;

(b)	to fix the number of directors to be elected at the Meeting at six (6);

(c)	to elect the directors of the Corporation for the ensuing year;

(d)	to appoint MNP LLP, Chartered Accountants as the auditors of the Corporation and to authorize the directors to fix the auditors' remuneration;

(e)	to consider and, if deemed advisable, to pass an ordinary resolution, the full text of which is set forth in the accompanying Management Proxy Circular, ratifying, and approving the Stock Option Plan of the Corporation in the form set out in Schedule "A" to the Management Proxy Circular; and

(f)	to transact such further or other business as may properly come before the Meeting or any adjournment(s) thereof.

The board of directors has fixed the close of business on September 16, 2019 as the record date for determination of shareholders entitled to notice of the Meeting, or any adjournment thereof, and the right to vote thereat.

Accompanying this Notice is the complete text of the Management Proxy Circular in respect of the Meeting, which includes the full text of the above resolutions and detailed information relating to matters to be addressed at the Meeting, together with an Instrument of Proxy. Shareholders who are unable to attend at the Meeting in person are requested to complete, sign, date and return the enclosed Instrument of Proxy. An Instrument of Proxy will not be valid unless it is deposited at the office of AST Trust Company (Canada), not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment(s) thereof or deposited with the Chairman of the Meeting on the day of the Meeting.

The enclosed Instrument of Proxy appoints nominees of management as proxyholder and you may amend the Instrument of Proxy, if you wish, by inserting in the space provided the name of the person you wish to represent you as proxyholder at the Meeting.

If you are a non-registered holder of shares and received these materials through your broker or another intermediary, please complete and return the Instrument of Proxy in accordance with instructions provided to you by your broker or such other intermediary. All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker to the meeting. If you hold your shares in street name, you may also vote via the Internet as instructed by your broker, bank or other nominee.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2019.

Our proxy materials including our Proxy Statement for the 2019 Annual Meeting, our Annual report for the fiscal year ended December 31, 2018 and proxy card are available on the Internet at https://investors.zomedica.com/sec-filings. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

DATED: October 2, 2019 By Order of the Board of Directors (signed) Gerald Solensky Jr. Chief Executive Officer and Director

ZOMEDICA PHARMACEUTICALS CORP.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

October 2, 2019

IN RESPECT OF THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 5, 2019

INFORMATION REGARDING PROXIES AND VOTING AT THE MEETING

Solicitation of Proxies

This Management Information Circular and Proxy Statement (the "Management Proxy Circular") is furnished in connection with the solicitation of proxies by the management of Zomedica Pharmaceuticals Corp. (the "Corporation") for use at the Annual and Special Meeting of the holders (the "Shareholders") of common shares ("Common Shares") of the Corporation to be held at 8:30 a.m. (Toronto time) on November 5, 2019 at 4100 – 66 Wellington Street West, TD Bank Tower, Toronto, Ontario, Canada (the "Meeting"), for the purposes set forth in the Notice of Annual and Special Meeting (the "Notice") accompanying this Management Proxy Circular. Solicitation of proxies will be primarily by mail, but may also be undertaken by way of telephone, facsimile or oral communication by the directors, officers and regular employees of the Corporation, at no additional compensation. Costs associated with the solicitation of proxies will be borne by the Corporation. This solicitation of proxies is first being given to Shareholders on or about October 2, 2019.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Appointment of Proxyholders

Accompanying this Management Proxy Circular is an instrument of proxy for use at the Meeting. Shareholders who are unable to attend the Meeting in person and wish to be represented by proxy are required to date and sign the enclosed instrument of proxy and return it in the enclosed return envelope. All properly executed instruments of proxy for Shareholders must be mailed so as to reach or be deposited at the offices of AST Trust Company (Canada) at 1 Toronto Street, Suite 1200, Toronto, Ontario M5C 2V6. Registered Holders can also Fax their proxy to 416-368-2502 or toll-free within North America 1-866-781-3111 or by e-mail to proxyvote@astfinancial.com no later than 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) prior to the time set for the Meeting or any adjournment thereof.

The persons designated in the instrument of proxy are officers and directors of the Corporation. A Shareholder has the right to appoint a person (who need not be a Shareholder) other than the persons designated in the accompanying instrument of proxy, to attend at and represent the Shareholder at the Meeting. To exercise this right, a Shareholder should insert the name of the designated representative in the blank space provided on the instrument of proxy and strike out the names of management's nominees. Alternatively, a Shareholder may complete another appropriate instrument of proxy.

Signing of Proxy

The instrument of proxy must be signed by the Shareholder or the Shareholder's duly appointed attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney of the Corporation. An instrument of proxy signed by a person acting as attorney or in some other representative capacity (including a representative of a corporate Shareholder) should indicate that person's capacity (following his or her signature) and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has previously been filed with the Corporation).

Revocability of Proxies

A Shareholder who has submitted an instrument of proxy may revoke it at any time prior to the exercise thereof. In addition to any manner permitted by law, a proxy may be revoked by instrument in writing executed by the Shareholder or by his or her duly authorized attorney or, if the Shareholder is a corporation, under its corporate seal or executed by a duly authorized officer or attorney of the corporation and deposited either: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the instrument of proxy is to be used; or (ii) with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof. In addition, an instrument of proxy may be revoked: (i) by the Shareholder personally attending the Meeting and voting the securities represented thereby or, if the Shareholder is a corporation, by a duly authorized representative of the corporation attending at the Meeting and voting such securities; or (ii) in any other manner permitted by law.

Voting of Proxies and Exercise of Discretion by Proxyholders

All Common Shares represented at the Meeting by properly executed proxies will be voted on any ballot that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the Common Shares represented by the instrument of proxy will be voted in accordance with such instructions. The management designees named in the accompanying instrument of proxy will vote or withhold from voting the Common Shares in respect of which they are appointed in accordance with the direction of the Shareholder appointing him or her on any ballot that may be called for at the Meeting. In the absence of such direction, such Common Shares will be voted "FOR" the proposed resolutions at the Meetings. The accompanying instrument of proxy confers discretionary authority upon the persons named therein with respect to amendments of or variations to the matters identified in the accompanying Notice and with respect to other matters that may properly be brought before the Meeting. In the event that amendments or variations to matters identified in the Notice are properly brought before the Meeting or any further or other business is properly brought before the Meeting, it is the intention of the management designees to vote in accordance with their best judgment on such matters or business. At the time of printing this Management Proxy Circular, the management of the Corporation knows of no such amendment, variation or other matter to come before the Meeting other than the matters referred to in the accompanying Notice.

Notice-and-Access

The Corporation has elected to use the "notice-and-access" provisions under National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer (the "Notice-and-Access Provisions") for the Meeting in respect of mailings to its registered holders of Common Shares ("Registered Shareholders") and in respect of mailings to its shareholders who do not own Common Shares in their own name ("Beneficial Shareholders"). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to shareholders by allowing a reporting issuer to post an information circular in respect of a meeting of its shareholders and related materials online.

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our shareholders this Proxy Statement and our 2018 Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, the Notice is being mailed to our shareholders of record and beneficial owners which will direct shareholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

In relation to the Meeting, a paper copy of each of the Notice of Meeting, this Information Circular, the Form of Proxy and the financial statements and related Management's Discussion and Analysis in respect of the most recent financial year of the Corporation will be mailed to those Registered Shareholders and Beneficial Shareholders who have previously requested to receive them. Unless requested in the manner described below, Registered Shareholders and Beneficial Shareholders will only receive a notice-and access notification and a form of proxy or voting instruction form.

The Corporation anticipates that notice-and-access will directly benefit the Corporation through substantial reductions in postage and printing costs. The Corporation believes that notice-and-access is also environmentally responsible to the extent that it decreases the large volume of paper documents generated by printing proxy-related materials.

The Corporation will be delivering proxy-related materials to non-objecting beneficial owners of its Common Shares directly with the assistance of AST Trust Company (Canada). Please note that the Corporation's management does not intend to pay for intermediaries to forward the notice-and-access notification and voting instruction request forms to those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about them pursuant to Canadian securities legislation ("Objecting Beneficial Shareholders"). Consequently, if you are an Objecting Beneficial Shareholder, you will not receive these materials unless the intermediary holding Common Shares on your account assumes the cost of delivery.

Shareholders with questions about notice-and-access can call AST Trust Company (Canada) at 416-682-3860 or toll free at 1-800-387-0825.

In order to receive a paper copy of this Circular and other relevant information, requests by Shareholders may be made up to one year from the date the Circular was filed on System for Electronic Document Analysis and Retrieval ("SEDAR") by: (i) mailing a request to the Corporation at 100 Phoenix Drive, Suite 190, Ann Arbor, MI 48108, USA, Attention: Chief Financial Officer; (ii) calling AST Trust Company (Canada) at 416-682-3801or toll free at 1-888-433-6443; (iii) by emailing a request to fulfilment@astfinancial.com; or (iv) online at the following website: www.meetingdocuments.com/astca/ZOM. The Corporation estimates that a Shareholder's request for paper copies of the Circular and other relevant information will need to be received prior to October 22, 2019 in order for such Shareholder to have sufficient time to receive and review the materials requested and return the completed form of proxy as set forth in this Circular

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED ON

Except as disclosed in this Management Proxy Circular, none of the directors or senior officers of the Corporation at any time since the beginning of the Corporation's last financial year, nor any proposed nominee for election as a director of the Corporation, nor any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted on, other than the election of directors or the appointment of auditors.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

Voting Shares and Record Date

The authorized share capital of the Corporation consists of an unlimited number of Common Shares without nominal or par value. The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting is September 16, 2019 (the "Record Date"). As at the Record Date, there were 108,038,398 Common Shares issued and outstanding as fully paid and non-assessable.

Common Shares

The holders of Common Shares are entitled to notice of and to vote at all annual and special meetings of shareholders and are entitled to one vote per Common Share. The holders of Common Shares are entitled to receive such dividends as the board of directors of the Corporation (the "Board of Directors" or the "Board") declares and, upon liquidation, dissolution or winding-up, to receive such assets of the Corporation as are distributable to holders of Common Shares.

Voting of Common Shares – General

Only Shareholders whose names are entered in the Corporation's register of shareholders at the close of business on the Record Date and holders of Common Shares issued by the Corporation after the Record Date and prior to the Meeting will be entitled to receive notice of and to vote at the Meeting, provided that, to the extent that: (i) a registered Shareholder has transferred the ownership of any Common Shares subsequent to the Record Date; and (ii) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares and demands, not later than ten days before the Meeting, that his or her name be included on the Shareholder list before the Meeting, in which case the transferee shall be entitled to vote his or her Common Shares at the Meeting.

Holders of Common Shares will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

Voting of Common Shares – Advice to Non-Registered Holders

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the shareholder of record with voting instructions, your shares may constitute broker non-votes.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. Banks, brokers and other agents acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Management Proxy Circular has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines any of our proposals to be “non-routine,” a failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names will have no effect with respect to such proposal.

Only registered holders of Common Shares, or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting. However, in many cases, Common Shares beneficially owned by a holder (a "Non-Registered Holder") are registered either:

a)	in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the Common Shares. Intermediaries include banks, trust companies, securities dealers or brokers, and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

b)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited or "CDS").

In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has distributed copies of the Notice, this Management Proxy Circular and the instrument of proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Typically, Intermediaries will use a service company (such as Broadridge Investor Communication Solutions ("Broadridge")) to forward meeting materials to Non-Registered Holders.

Generally, Non-Registered Holders who have not waived the right to receive meeting materials will:

a)	have received as part of the Meeting Materials a voting instruction form which must be completed, signed and delivered by the Non-Registered Holder in accordance with the directions on the voting instruction form; voting instruction forms sent by Broadridge permit the completion of the voting instruction form by telephone or through the Internet at www.proxyvotecanada.com; or

b)	less typically, be given a proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Common Shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. This form of proxy need not be signed by the Non-Registered Holder. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with AST Trust Company (Canada) at the address referred to above.

The purpose of these procedures is to permit Non-Registered Holders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Holder wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions on the form. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies.

Only registered Shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must in sufficient time in advance of the Meeting, arrange for their respective Intermediaries to change their vote and if necessary, revoke their proxy in accordance with the revocation procedures set above.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information with respect to beneficial ownership of our securities as of the Record Date by:

·	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Shares;
·	each of our executive officers and directors; and
·	all executive officers and directors as a group.

The number of Common Shares beneficially owned by each shareholder is determined in accordance with United States Securities and Exchange Commission ("SEC") rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 108,038,398 Common Shares outstanding on the Record Date. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of September 16, 2019 are considered outstanding, although these Common Shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each 5% or greater beneficial holder is c/o Zomedica Pharmaceuticals Corp., 100 Phoenix Drive, Suite 190, Ann Arbor, Michigan 48108. We believe, based on information provided to us, that each of the shareholders listed below has sole voting and investment power with respect to the Common Shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Total Outstanding Common Shares

Bradley J. Hayosh(1)(2)	9,183,407	9.1%
320 Huronview Blvd., Ann Arbor, Michigan 48103
Jeffrey S. Starman(1)	9,015,562	8.9%
320 Huronview Blvd., Ann Arbor, Michigan 48103
Gerald Solensky Jr. (Chairman, and CEO)(3)	40,250,936	36.7%
Jeffrey Rowe (Director)(4)	12,590,480	11.6%
Stephanie Laine Morley (President and Chief Operations Officer)(5)	2,864,580	2.6%
Shameze Rampertab (Chief Financial Officer)(6)	1,293,000	1.2%
Bruk Herbst (Chief Commercial Officer)(7)	365,996	*
James LeBar (Director)(8)	420,000	*
Rodney Williams (Director)(9)	601,900	*
Johnny D. Powers (Director)(10)	1,000,000	*
All executive officers and directors as a group (eight persons)	59,386,892	51.8%

Notes:

*	Less than one percent

(1)	Includes (i) 8,952,493 common shares held by Equidebt LLC (“Equidebt”), (ii) 25,874 common shares held by Wickfield Properties, LLC

(“Wickfield”), and (iii) 37,195 common shares held by Lakeview Asset Management LLC (“Lakeview”). Messrs. Hayosh and Starman are Managers of Equidebt and Wickfield and share voting and dispositive power over the common shares held by Equidebt and Wickfield. Mr. Hayosh and JH5 Family LLC (“JH5”) each own a 50% membership interest in Lakeview. Mr. Hayosh has sole dispositive power over the common shares held by Lakeview, and Mr. Starman owns a 39.5% interest in JH5. Mr. Hayosh and Mr. Starman may be deemed to own beneficially the shares held by Lakeview.

(2)	Includes 167,845 common shares owned by Mr. Hayosh.
(3)	Includes options to purchase 1,705,265 common shares.
(4)	Includes 11,120,000 common shares held in the Rowe Family GST Trust, 664,480 common shares held by the Jeffrey M. Rowe U/T/A dated November 5, 2004 (the “Jeffrey M. Rowe Living Trust”) and 181,000 common shares held by Mr. Rowe through his IRA. Mr. Rowe’s sister, Michele Ramo, serves as trustee to the Rowe Family GST Trust with Mr. Rowe’s oversight. Mr. Rowe has disclaimed all beneficial ownership of the common shares held in the Rowe Family GST Trust except to the extent of his pecuniary interest therein. Mr. Rowe serves as trustee to the Jeffrey M. Rowe Living Trust and exclusively makes all investment decisions on behalf of this trust. Mr. Rowe also has options to purchase 350,000 common shares.
(5)	Includes options to purchase 1,400,000 common shares, 641,685 common shares held by The Dr. Stephanie Morley Revocable Living Trust and 5,000 common shares held by Dr. Morley’s children.
(6)	Includes options to purchase 950,000 common shares and 3,000 common shares held by Mr. Rampertab’s children.
(7)	Includes options to purchase 300,000 common shares and 3,000 common shares held by Mr. Herbst’s children.
(8)	Includes options to purchase 400,000 common shares.
(9)	Includes 40,000 common shares held by Entrust Group Inc. FBO Rodney James Williams IRA and options to purchase 400,000 common shares
(10)	Consists of options to purchase 1,000,000 common shares.

MANAGEMENT

Executive Officers and Directors

The following table sets forth the name, age, position and tenure of each of our directors and executive officers as of September 30, 2019:

Name	Age	Position
Gerald Solensky Jr.	46	Chairman of the Board, and Chief Executive Officer
Stephanie Morley	44	President and Chief Operations Officer
Shameze Rampertab	52	Chief Financial Officer, Corporate Secretary and Director
Bruk Herbst	50	Chief Commercial Officer
James LeBar (1)(2)(3)	67	Director
Rodney Williams (1)(2)(3)	58	Director
Jeffrey Rowe (1)(3)	63	Director
Johnny D. Powers (1)(2)(3)	58	Director

Notes:

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Management

Gerald Solensky Jr. is the founder of our business. He has been our Chief Executive Officer since September 2019. From May 2015 to September 2019, Mr. Solensky served as our President and Chief Executive officer. He has been the Chairman of our board of directors since May 2016. From 2013 to 2015, Mr. Solensky worked on developing our business model, authored a consumer financial education program and completed over 800 hours of observation time with a board-certified veterinary surgeon to garner a more complete understanding of our veterinary customers and their associated needs. From 2010 to 2013, he was a consultant for business turnarounds and capital raising. We selected Mr. Solensky to serve on and lead our board of directors due to his track-record building successful operations within start-up, turnaround and rapid-change environments.

Stephanie Morley, DVM has been our President and Chief Operations Officer since September of 2019. From October 2015 until September of 2019, she served as our Chief Operating Officer and Vice President of Product Development. Prior thereto, from July 2015 until October 2015, Dr. Morley was a consultant for us providing strategic and tactical support. From December 2013 to August 2015 Dr. Morley served as Associate Director of Business Development with the University of Michigan Medical School. From April 2006 to August 2013 Dr. Morley held several positions of increasing responsibility with MPI Research, a contract research organization, including Vice President of Operations. Dr. Morley is a trained veterinarian, having earned her DVM degree from Michigan State University. After earning her DVM degree, Dr. Morley was a practicing veterinarian with Oakwood Animal Hospital in Kalamazoo, MI and Adobe Animal Medical Center in Albuquerque, NM where she assumed dual roles of both clinical practitioner and operations management.

Shameze Rampertab, CPA, CA has been our Chief Financial Officer since March 2016. In April 2016, he took on the roles of Corporate Secretary and Director. Mr. Rampertab acted as an independent consultant for a number of companies, including us, in respect of which he provided general financial advisory and accounting services prior to his appointment as Chief Financial Officer, from November 2015 to March 2016. He was the Chief Financial Officer of multiple publicly-traded health care companies including Profound Medical Corp. from October 2014 to November 2015 and Intellipharmaceutics International Inc. from October 2010 to October 2014. Mr. Rampertab is a chartered professional accountant and chartered accountant with twenty years of experience in capital markets, strategic planning and analysis. He holds an MBA from McMaster University and a Bachelor's degree in molecular genetics and molecular biology from the University of Toronto. We selected Mr. Rampertab to serve on our board of directors due to his strong experience in the financial, medical and scientific arenas.

Bruk Herbst has been our Chief Commercial Officer since July 2017. From October 2015 to December 2016 Mr. Herbst was the Executive Senior Vice President of Sales and Marketing at i4C Innovations Inc. d/b/a Voyce, an animal health and wellness company. From October 2007 to September 2015, he served as Executive Senior Director and Head of U.S. Sales at IDEXX Laboratories, Inc, a developer, manufacturer and distributor of products and services for the companion animal veterinary and other markets, where he was responsible for in-clinic and reference lab diagnostics, point of care, information technologies and digital radiology. From January 1999 to October 2007 Mr. Herbst also held commercial leadership roles in patient monitoring, pharmacy and diagnostics with Omnicare Specialty Care Group and Life Systems. He holds a Bachelor of Science degree in business from the University of Arizona.

Non-Management Directors

James LeBar has been a Director and the Chairman of our Compensation Committee since April 2016. Mr. LeBar also served as a director on the board of ZoMedica Pharmaceuticals, Inc. from May 2015 until the completion of our Qualifying Transaction in April 2016. From March 2011 until his retirement in January 2016, Mr. LeBar served as a turnaround consultant for Nationwide Placement Inc., a specialized health training company. We selected Mr. LeBar to serve on our board of directors due to his experience as an entrepreneur and executive leader, an expert in building and operating start-up companies and establishing corporate structures for profitability and success.

Rodney Williams, MBA has served as a Director and the Chair of our Corporate Governance Committee (now called the Nominating and Corporate Governance Committee) since April 2016. He is currently employed as President and CEO for PaceMate as of April 27, 2019. Previously, Mr. Williams served as an independent director on the board for PaceMate as well as Corporate Global Vice President Portfolio and Services for publicly-traded Align Technologies (ALGN). Mr. Williams was an entrepreneur-in-residence with PTV Healthcare Capital, a private equity investment firm and he has been with PTV since October 2015. Prior to PTV, he was President and CEO of Heart Rhythm Society Consulting Services from January 2013 through August 2015. From January 2008 through January 2013, Mr. Williams served as Senior Vice President of Global Product Planning and Marketing at St. Jude Medical Inc. Mr. Williams also served in commercial leadership roles in sales and marketing at GE Healthcare, Johnson and Johnson, and Bausch & Lomb. Mr. Williams earned both his MBA and Bachelor of Science degrees from the University of Southern California and attended the General Management Executive Leadership Program at The Wharton School of Business. We selected Mr. Williams to serve on our board of directors due to his experience with both large and small-cap medical technology and related health care companies and his global commercialization expertise.

Jeffrey Rowe has served as a Director and the Chairman of our Audit Committee since April 2016. Until his retirement in October 2015, Mr. Rowe served as Executive Vice President and a Director of Diplomat Pharmacy, Inc., the largest independent specialty pharmacy company in the U.S. During his tenure with Diplomat, the company grew from a single location with less than $5 million in revenue, to sixteen locations and $3 billion in sales, and became publicly traded on the New York Stock Exchange. Prior to his career with Diplomat, Mr. Rowe owned two successful community pharmacies in Genesee County, Michigan. He holds a Bachelor of Pharmacy degree from Ferris State University. We selected Mr. Rowe to serve on our board of directors due to his financial expertise and his extensive experience in pharmaceutical operations, the specialty pharmacy industry and fundamental business strategies involving accreditation, contracting, cybersecurity and regulation, combined with an expertise in compounding and integrative medicine.

Johnny D. Powers has been a Director since August 2019. Dr. Powers has over 30 years of experience in the medical diagnostics industry, including over seven years of experience in veterinary healthcare as a senior executive at IDEXX Laboratories. Dr. Powers was Executive Vice President of IDEXX from 2012 until 2016, overseeing multiple business units, including IDEXX Reference Labs, Telemedicine Services, Rapid Assay Point-of-Care Products, Bioresearch and Worldwide Operations. He joined IDEXX as Corporate Vice President in February 2009, where he led IDEXX Reference Labs to a global leadership position. Prior to joining IDEXX, Dr. Powers was Vice President responsible for the Cancer Diagnostics business of Becton, Dickinson and Company, a medical technology company, from 2007 to 2008. Dr. Powers joined Becton, Dickinson and Company as a result of its acquisition in 2006 of TriPath Imaging Inc., a molecular diagnostics-based cancer diagnostics company, where he held various senior management positions from 2001 to 2007, including Vice President of Worldwide Operations, and President of the TriPath Oncology business unit. From 1996 to 2001, Dr. Powers was employed by Ventana Medical Systems, Inc., a tissue-based cancer diagnostics company, where he held various positions, including Vice President and General Manager of the Anatomical Pathology business and Vice President and General Manager of Worldwide Operations. From 1989 to 1996, Dr. Powers was employed by Organon Teknika Corporation, a medical diagnostics company, in various technical management roles. Dr. Powers holds a bachelor's degree in chemistry from Wake Forest University, an M.S. in chemical engineering from Clemson University, an M.B.A. from the Duke University Fuqua School of Business and a Ph.D. in biochemical engineering from North Carolina State University. Dr. Powers has an extensive and proven track record of product innovation, commercial execution and operational excellence in the medical diagnostics industry. He has led the development and commercialization of hundreds of innovative diagnostic platforms, products and services in early-stage businesses as well as global, multi-billion-dollar companies. We selected Mr. Powers to serve on our board due to his background and experience in the veterinary healthcare field and his proven capabilities in commercial operations.

EXECUTIVE COMPENSATION

Please see the attached Schedule "D" for information on the Corporation's Executive Compensation, which has been prepared in accordance with Item 402 "Executive Compensation" of Regulation S-K under the United States Securities Exchange Act of 1934, as amended.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as at the end of the Corporation's most recently completed financial year with respect to compensation plans under which equity securities of the Corporation are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensating plans approved by the security holders	422,004	US 1.95/CAD$1.21	9,337,885
Equity compensation plans not approved by security holders	Nil	N/A	Nil
TOTAL	422,004	US 1.95/CAD$1.21	9,337,885

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors and officers of the Corporation, any proposed management nominee for election as a director of the Corporation or any associate of any director, officer or proposed management nominee is or has been indebted to the Corporation at any time during the last completed financial year.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed in this Management Proxy Circular, none of the informed persons of the Corporation (as defined in National Instrument 51-102), nor any proposed nominee for election as a director of the Corporation, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which, in either case, has or will materially affect the Corporation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of transactions, since January 1, 2017 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•	any of our directors, executive officers or holders of more than 5% of our Common Shares, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described elsewhere in this prospectus.

Series 1 Preferred Stock Offering

In May 2019, we entered into subscription agreements (the “Subscription Agreements”) with Wickfield Bridge Fund LLC (the “Fund”) pursuant to which we sold to the Fund an aggregate of 12 shares of our Series 1 Preferred Shares for total proceeds of $12,000,000, $5,000,000 of which was paid in May 2019 and the remaining $7,000,000 of which was paid in June 2019.  Wickfield Capital LLC (“Wickfield Capital”) is the sole manager of the Fund and has sole investment discretion over the assets of the Fund.  Wickfield Capital owns 40% of the membership interests in the Fund.  Bradley J. Hayosh and Perezoso Investments LLC (managed by Jeffrey S. Starman), are the sole members of Wickfield Capital.  Through their ownership of Wickfield Capital, Messrs. Hayosh and Starman control the Fund.

Private Placement Transaction

In May 2018, we announced that we had commenced a private offering to accredited investors in the United States of up to 4,651,162 common shares at a price of $2.15 per share for aggregate gross proceeds of up to $10.0 million (the “May 2018 Private Placement”). We sold an aggregate of 1,861,627 common shares in the May 2018 Private Placement for gross proceeds of approximately $4.0 million. The 1,861,627 common shares are covered by the Company’s Registration Statement on Form S-3 filed with the Commission on February 7, 2019 (File No. 333-229014). In connection with our May 2018 private placement, Equidebt LLC acquired 1,209,302 of our common shares at a price of $2.15 per share for total proceeds of approximately $2.6 million.

Equidebt Working Capital Facility

On September 1, 2017, Equidebt LLC ("Equidebt"), one of our shareholders, entered into a loan agreement (the "Loan Agreement"), with Mr. Solensky pursuant to which Equidebt agreed to provide Mr. Solensky with an unsecured line of credit in the amount of $5,000,000 for the purpose of enabling Mr. Solensky to exercise options to purchase up to 950,000 Common Shares expiring on December 21, 2018 and to purchase additional Common Shares from us from time to time, or the line of credit. Amounts borrowed under the line of credit were to bear interest at a rate of 14% per annum payable at maturity. In addition, Mr. Solensky was required to pay Equidebt a monthly maintenance fee of $6,250 per month payable at maturity. All amounts borrowed under the line of credit were to become due and payable on September 1, 2022. Upon the occurrence of an Event of Default (defined in the Loan Agreement to include Mr. Solensky's failure to make payments under the line of credit or his other indebtedness when due, the occurrence of certain insolvency events relating to Mr. Solensky or the occurrence of a substantial change in the existing or prospective financial condition or net worth of Mr. Solensky which Equidebt determines to be materially adverse), Equidebt had the right to declare all amounts outstanding under the line of credit immediately due and payable. We were not a party to the line of credit, which was full recourse against Mr. Solensky.

As a result of discussions with the NYSE American in connection with our application to list our Common Shares, we restructured and replaced the line of credit. Accordingly, on October 17, 2017, we entered into a loan agreement (the "Working Capital Loan Agreement"), with Equidebt pursuant to which Equidebt agreed to provide us with a five-year $5,000,000 unsecured working capital line of credit, or the working capital line of credit. Amounts borrowed under the working capital line of credit bear interest at a rate of 14% per annum payable at maturity. All amounts borrowed under the line of credit become due and payable on October 17, 2022. Upon the occurrence of an Event of Default (defined in the Working Capital Loan Agreement) to include our failure to make payments under the working capital line of credit or our other indebtedness when due, the occurrence of certain insolvency events relating to us, Equidebt has the right to declare all amounts outstanding under the working capital line of credit immediately due and payable. The working capital line of credit is unsecured; however, Mr. Solensky has personally guaranteed our obligations under the working capital line of credit. In connection with the establishment of the working capital line of credit, the line of credit provided by Equidebt to Mr. Solensky was cancelled without further liability or obligation of either party.

Wickfield Phoenix LLC is an affiliate of Wickfield Properties, LLC, which is controlled by Bradley J. Hayosh and Jeffrey S. Starman, who beneficially own over 5% of the common shares. On August 23, 2016 we entered into a leasing agreement with Wickfield Phoenix LLC for 7,888 square feet of office space. The lease period is for 62 months, commencing on January 1, 2017 and ending on February 28, 2022, with a monthly rent payment of $12,935. We prepaid the rent in full upon signing the lease agreement in the amount of $801,972. In August of 2018, we entered into an amended lease agreement with Wickfield Phoenix LLC for an additional 18,640 square feet of office space. The lease period is for 43 months commencing on August 1, 2018 and ending February 28, 2022, with a monthly rent payment of $29,513. We prepaid the rent in full upon signing of the lease in the amount of $1,269,073

MANAGEMENT CONTRACTS

Except as disclosed in this Management Proxy Circular, the Corporation does not have in place any management contracts between the Corporation and any directors or officers and there are no management functions of the Corporation that are to any substantial degree performed by a person or company other than the directors or officers (or private companies controlled by them, either directly or indirectly) of the Corporation.

CORPORATE GOVERNANCE

Please see the attached Schedule "B" for information on the Corporation's Corporate Governance (Form 58-101F1).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the United States Securities Exchange Act of 1934, as amended, requires our directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act during the year ended December 31, 2018, and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2018, none of our directors, executive officers or beneficial owners of more than 10% of our common shares failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years, except as follows:

•	Form 4 filed by Mr. LeBar on March 27, 2018 was not timely filed reporting the sale of 100,000 common shares;
•	Form 4 filed by Mr. Williams on May 29, 2018 was not timely filed reporting the sale of 2,000 common shares;
•	Form 4 filed by Mr. Williams on December 27, 2018 was not timely filed reporting the exercise of options to purchase 26,900 common shares; and
•	Form 4 filed by Mr. Rampertab on March 19, 2018 was not timely filed reporting the exercise of options to purchase 176,000 common shares.

AUDIT COMMITTEE DISCLOSURE

Audit Committee Charter

The Charter of the Corporation's Audit Committee (the "Audit Committee") is attached to this Management Proxy Circular as Schedule "C".

Composition of the Audit Committee

The following are the members of the Audit Committee:

Name	Independent(1)	Financially literate(1)
Jeffrey Rowe (Chairman)	Yes	Financially literate
Rodney Williams	Yes	Financially literate
James Lebar	Yes	Financially literate
Johnny D. Powers	Yes	Financially literate

Note:

(1)	As defined by National Instrument 52-110 – Audit Committees ("NI 52-110").

Education and Experience

For a summary of the education and experience of each of the members of the Audit Committee, see their respective profiles herein under "Management – Executive Officers and Directors – Non-Management Directors".

Reliance on Certain Exemptions

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 3.3(2) of NI 52-110 (Controlled Companies) or the exemption in Section 3.6 of NI 52-110 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on the Exemption in Subsection 3.3(2) or Section 3.6 of NI 52-110

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), the exemption in Section 3.2 of NI 52-110 (Initial Public Offerings), the exemption in Section 3.4 of NI 52-110 (Events Outside Control of Member), the exemption in Section 3.5 of NI 52-110 (Death, Disability or Resignation of Audit Committee Member), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of Multilateral Instrument 52-110.

Reliance on the Section 3.8 of NI 52-110

At no time since the commencement of the Corporation's most recently completed financial year has the Corporation relied on the exemption in Section 3.8 of NI 52-110 (Acquisition of Financial Literacy).

Audit Committee Oversight

At no time since the commencement of the Corporation's most recently completed financial year was a recommendation of the Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Pre-Approval Policies and Procedures

The Audit Committee has adopted, and the Board of Directors has ratified, a Pre-Approval Policy for Audit and Non-Audit Services (the "Pre-Approval Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy establishes a list of Pre-Approved Services (including audit, audit-related and tax services), as well as a list of Prohibited Services (being non-audit services that are deemed inconsistent with an auditor's independence).

External Auditor Service Fees (By Category)

The aggregate fees billed by the Corporation's external auditors in each of the last two fiscal years for audit fees are as follows (all figures are in U.S. dollars):

Financial Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2018	$81,224	$58,837	$7,553	$8,546
2017	$59,519	$72,831	$11,754	$21,279

Audit Related Fees

The Audit Committee is responsible for reviewing and discussing the audit financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants' communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K.

PARTICULARS OF MATTERS TO BE ACTED UPON

Financial Statements

The financial statements of the Corporation for the year ended December 31, 2018 and the Auditors' Report thereon accompanying this Management Proxy Circular will be placed before the Shareholders at the Meeting for their consideration. Shareholders who wish to receive interim financial statements are encouraged to send the enclosed notice, in the addressed envelope to the Corporation. No formal action will be taken at the Meeting to approve the financial statements, which have been approved by the Board of Directors of the Corporation in accordance with applicable corporate and securities legislation.

Election of Directors

The term of office of each of the present directors expires at the Meeting. At the Meeting, the Shareholders will be asked to approve an ordinary resolution to fix the number of directors of the Corporation to be elected at six (6) members. Management of the Corporation proposes to nominate the persons named below for election as directors of the Corporation at the Meeting, each to serve until the next annual meeting of the Shareholders of the Corporation, unless his office is earlier vacated. All six (6) nominees are currently members of the Board of Directors of the Corporation.

Directors are elected by a plurality of the votes of the holders of Common Shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Shareholders may not vote, or submit a proxy, for a greater number of nominees than the six (6) nominees named below. Shareholders can vote for all of the proposed directors set forth herein, vote for some of them and withhold for others, or withhold for all of them. Unless otherwise instructed, the named proxyholders intend to vote "FOR" the election of each of the proposed nominees set forth below as Directors of the Corporation. If, prior to the Meeting, any vacancies occur in the list of proposed nominees herein submitted, the persons named in the enclosed form of proxy intend to vote FOR the election of any substitute nominee or nominees recommended by management of the Corporation and FOR the remaining proposed nominees. Management has been informed that each of the proposed nominees listed below is willing to serve as a director if elected.

The following information concerning the proposed nominees has been furnished by each of them:

Name and Place of Residence	Principal Occupation	Director or Officer Since	Number of Common Shares Beneficially Owned or Controlled(1) and percentage of total issued and outstanding
Gerald Solensky Jr. Orchard Lake Village, Michigan, USA Chairman, Chief Executive Officer and Director	Chairman, and CEO of the Corporation.	April 21, 2016; CEO and Director of ZoMedica Inc.(2) since May 2015; President until September 2019	40,250,936(3) (36.68%)
Shameze Rampertab Oakville, Ontario Chief Financial Officer, Corporate Secretary and a Director

CFO of the Corporation.  Chartered Professional Accountant and Chief Financial Officer of Zomedica Inc. since March 2016.  Prior thereto, Chief Financial Officer and Secretary, Profound Medical Corp. from October 2015 to November 2015.  Prior thereto, Vice-President, Finance and Chief Financial Officer, Intellipharmaceutics International Inc.

		April 21, 2016; CFO of ZoMedica Inc.(2) since March 2016	1,293,000(4) (1.19%)
Jeffrey Rowe(5)(6)(7) Flushing, Michigan, USA Director	Self-employed consultant. Prior thereto, Executive Vice-President, Diplomat, Inc.	April 21, 2016	12,590,480(8) (11.62%)
James Lebar(5)(6)(7) Toronto, Ontario Director	Self-employed sales and technology consultant since 2011.	April 21, 2016; Director of ZoMedica Inc.(2) since May 2015	420,000(9) (0.39%)
Rodney Williams(5)(6)(7) RCH Cucamonga, California, USA Director

President and CEO of PaceMate, Global Vice President Portfolio and Services, Align Technologies, Entrepreneur-in-residence, PTV Healthcare Capital. Prior thereto, President, Heart Rhythm Society from January 2013 to October 2015. Prior thereto, Senior Vice-President, Product, St. Jude Medical, Inc.

		April 21, 2016	601,900(10) (0.560%)
Johnny D. Powers(5)(6)(7) Scottsdale, Arizona, USA Director	President and founder of JD Powers Consulting Group. Prior thereto, Executive Vice President at IDEXX over performance, product innovation and commercial effectiveness across multiple point-of-care and reference laboratory businesses.	August 19, 2019	1,000,000(11) (0.92%)

Notes:

(1)	The information as to the number of Common Shares beneficially owned, not being within the knowledge of the Corporation, has been furnished by the respective nominees.
(2)	ZoMedica Inc. refers to ZoMedica Pharmaceuticals Inc., which was acquired by the Corporation as its Qualifying Transaction on April 21, 2016.
(3)	Includes options to purchase 1,705,265 Common Shares.
(4)	Includes options to purchase 950,000 Common Shares.
(5)	Member of the Audit Committee.
(6)	Member of the Compensation Committee.
(7)	Member of the Nominating and Corporate Governance Committee.
(8)	Includes 11,120,000 Common Shares that are held in the Rowe Family GST Trust, 664,480 Common Shares held by the Jeffrey M. Rowe U/T/A dated November 5, 2004 (the "Jeffrey M. Rowe Living Trust") and 181,000 Common Shares held by Mr. Rowe through his IRA. Mr. Rowe's sister, Michele Ramo, serves as trustee to the Rowe Family GST Trust, with Mr. Rowe's oversight and Mr. Rowe serves as trustee to the Jeffrey M. Rowe Living Trust. Mr. Rowe exclusively makes all investment decisions on behalf of this trust. Mr. Rowe also has options to purchase 350,000 Common Shares.
(9)	Includes options to purchase 400,000 Common Shares.
(10)	Includes 40,000 Common Shares held by Entrust Group Inc. FBO Rodney James Williams IRA and options to purchase 400,000 Common Shares.
(11)	Comprised of options to purchase 1,000,000 Common Shares.

Advance Notice Policy

The Board of Directors has adopted an Advance Notice By-law with immediate effect as of April 28, 2017. The Advance Notice By-law provides for advance notice to the Corporation in circumstances where nominations of persons for election to the Board of Directors are made by Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the ABCA; or (ii) a shareholder proposal made pursuant to the provisions of the ABCA.

The purpose of the Advance Notice By-Law is to ensure that all Shareholders, including those participating in a meeting by proxy rather than in person, receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Policy fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

The foregoing is merely a summary of the Advance Notice By-law, is not comprehensive and is qualified by the full text of thereof. As of the date of this Circular, the Corporation has not received notice of a nomination in compliance with the Advance Notice By-Law.

Corporate Cease Trade Orders or Bankruptcies

No director or proposed director of the Corporation is, or has been within the past ten years, a director, chief executive officer or chief financial officer of any company that, while such person was acting in that capacity:

(i)	was the subject of a cease trade or similar order or an order that denied the company access to any exemptions under securities legislation for a period of more than 30 consecutive days; or

(ii)	was the subject of a cease trade order, an order similar to a cease trade order or an order that denied the company access to any exemptions under securities legislation, that was issued after that individual ceased to be a director or chief executive officer or chief financial officer and which resulted from an event that occurred while such person was acting in a capacity as a director, chief executive officer or chief financial officer.

No proposed director of the Corporation is, or has been within the past ten years, a director or executive officer of any company that, while such person was acting in that capacity, or within a year of that individual ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Corporation is or has, within the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

No director or proposed director of the Corporation has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority. No director or proposed director of the Corporation has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Conflicts of Interest

The directors and officers of the Corporation may, from time to time, be involved with the business and operations of other issuers, in which case a conflict of interest may arise between their duties as officers and directors of the Corporation and as officer and directors of such other companies. Such conflicts must be disclosed in accordance with, and are subject to such procedures and remedies, as applicable, under the Business Corporations Act (Alberta) (the "ABCA").

Appointment and Remuneration of Auditors

Unless otherwise directed, the management designees named in the accompanying instrument of proxy intend to vote in favour of the appointment of MNP LLP as auditors of the Corporation, to hold office until the close of the next annual meeting, at a remuneration to be determined by the Board of Directors of the Corporation. MNP LLP has served as auditor of the Corporation since April 2016. Approval of the appointment of the auditors will require the affirmative votes of the holders of not less than half of the votes cast in respect thereof by Shareholders present in person or by proxy at the Meeting. Unless instructed otherwise, the management designees in the accompanying Instrument of Proxy intend to vote such proxies in favour of the resolution.

Attendance at Meeting

Representatives of MNP LLP will be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.

Confirmation and Approval of Stock Option Plan

Pursuant to Policy 4.4 (the "Policy") of the TSX Venture Exchange (the "TSX-V"), corporations that have a rolling stock option plan reserving a maximum of 10% of the issued and outstanding shares of the corporation must receive yearly shareholder approval of the stock option plan. The Shareholders of the Corporation have previously approved the Option Plan at prior annual meetings of Shareholders. In accordance with the Policy, Shareholders are being asked to consider and, if deemed advisable, confirm and approve the Corporation's previously approved Stock Option Plan (the "Option Plan") and to authorize the Corporation's board of directors (the "Board") to make any amendments thereto that may be required by the TSX-V. The Option Plan authorizes the Board to issue options to directors, officers, key employees and others who are in a position to contribute to the future success and growth of the Corporation.

The following is a summary of the terms of the Plan and is qualified in its entirety by the full text of the Option Plan, which is attached hereto as Schedule "A":

•	The number of Common Shares to be reserved and authorized for issuance pursuant to options granted under the Option Plan shall not exceed ten percent (10%) of the total number of issued and outstanding shares of the Corporation.

•	Under the Option Plan, the aggregate number of optioned Common Shares granted to any one optionee in a 12 month period must not exceed 5% of the Corporation's issued and outstanding shares. The number of optioned Common Shares granted to any one consultant in a 12 month period must not exceed 2% of the Corporation's issued and outstanding shares. The aggregate number of optioned Common Shares granted to an optionee who is employed to provide investor relations' services must not exceed 2% of the Corporation's issued and outstanding Common Shares in any 12 month period.

•	The exercise price for options granted under the Option Plan will not be less than the market price of the Corporation's Common Shares at the time of the grant, less applicable discounts permitted by the policies of the TSX-V.

•	Options will be exercisable for a term of up to five years, subject to earlier termination in the event of the optionee's death or the cessation of the optionee's services to the Corporation.

•	Options granted under the Option Plan are non-assignable, except by will or by the laws of descent and distribution.

The resolution below will require the affirmative votes of the holders of not less than half of the votes cast in respect thereof by Shareholders present in person or by proxy at the Meeting. Abstentions and broker non-votes will not be treated as a vote for or against the approval of the resolution and will not affect the outcome of the resolution. The Board of Directors of the Corporation unanimously recommends that the Shareholders of the Corporation vote in favour of the resolution. Unless instructed otherwise, the management designees in the accompanying instrument of proxy intend to vote FOR the resolution to confirm and approve the Option Plan.

The text of the resolution regarding this matter is as follows:

"BE IT RESOLVED THAT:

1.	The Corporation's Option Plan, as previously approved by the Shareholders of the Corporation at prior annual meetings thereof, be and is hereby confirmed and approved in substantially the form attached as Schedule "A" to the Information Circular prepared for the purposes of this Meeting, subject to acceptance by the TSX Venture Exchange;

2.	The Board of Directors be authorized on behalf of the Corporation to make any amendments to the Option Plan as may be required by regulatory authorities, without further approval of the Shareholders of the Corporation;

3.	Notwithstanding that this resolution has been duly passed by the Shareholders of the Corporation, without further resolution of Shareholders, approval is hereby given to the Board of Directors of the Corporation, in their sole discretion, to revoke this resolution at any time; and

4.	Any one director or officer of the Corporation be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to this resolution."

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available through the internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) which can be accessed at www.sedar.com. Financial information on the Corporation is provided in the comparative financial statements and management discussion and analysis of the Corporation which can also be accessed at www.sedar.com or which may be obtained upon request from the Corporation's registered office at 1250, 639 – 5th Avenue S.W., Calgary, Alberta T2P 0M9.

Shareholder Proposals for 2020 Annual Meeting

Any shareholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2020 Annual Meeting of Shareholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than March 6, 2020 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Zomedica Pharmaceuticals Corp., 100 Phoenix Drive, Suite 190, Ann Arbor, Michigan 48108, Attn.: Secretary.

Our Advance Notice By-law provides for advance notice to the Corporation in circumstances where nominations of persons for election to the Board of Directors are made by Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the ABCA; or (ii) a shareholder proposal made pursuant to the provisions of the ABCA. In order to be timely, a nominating Shareholder's notice to the Secretary of the Corporation must be made:

(i)	in the case of an annual meeting of Shareholders, not less than thirty (30) nor more than sixty-five (65) days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than fifty (50) days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(ii)	in the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. In no event shall any adjournment or postponement of a meeting of Shareholders or the announcement thereof commence a new time period for the giving of a nominating Shareholder's notice as described above.

Assuming that the next meeting of Shareholders is an annual and special meeting and that notice in respect thereof has been provided more than fifty (50) days in advance thereof, the provisions of part (i) above shall apply. In the event that the meeting is scheduled for November 5, 2020 (one year from the date of the Meeting), a nominating shareholder would need to provide notice to the Corporation of such nomination between September 1, 2020 and October 6, 2020.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Management Proxy Circular may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of this Management Proxy Circular to any shareholder upon written or oral request to: Zomedica Pharmaceuticals Corp., 100 Phoenix Drive, Suite 190, Ann Arbor, Michigan 48108, Attention: Chief Financial Officer, or by calling AST Trust Company (Canada) at 416-682-3801 or toll free at 1-888-433-6443. Any shareholder who wants to receive a separate copy of this Management Proxy Circular, or of our proxy statements or annual reports in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact us at the address and phone number above.

SCHEDULE "A"

ZOMEDICA PHARMACEUTICALS CORP.

STOCK OPTION PLAN

1.	The Plan

A stock option plan (the "Plan"), pursuant to which options to purchase common shares, or such other shares as may be substituted therefor ("Shares"), in the capital of Zomedica Pharmaceuticals Corp. (the "Corporation") may be granted to the directors, officers and employees of the Corporation and to consultants retained by the Corporation, is hereby established on the terms and conditions set forth herein.

Purpose

The purpose of this Plan is to advance the interests of the Corporation by encouraging the directors, officers and employees of the Corporation and consultants retained by the Corporation to acquire Shares, thereby: (i) increasing the proprietary interests of such persons in the Corporation; (ii) aligning the interests of such persons with the interests of the Corporation's shareholders generally; (iii) encouraging such persons to remain associated with the Corporation; and (iv) furnishing such persons with an additional incentive in their efforts on behalf of the Corporation.

Administration

This Plan shall be administered by the board of directors of the Corporation (the "Board").

Subject to the terms and conditions set forth herein, the Board is authorized to provide for the granting, exercise and method of exercise of Options (as defined in paragraph 3(d) below), all on such terms (which may vary between Options granted from time to time) as it shall determine. In addition, the Board shall have the authority to: (i) construe and interpret this Plan and all option agreements entered into hereunder; (ii) prescribe, amend and rescind rules and regulations relating to this Plan and (iii) make all other determinations necessary or advisable for the administration of this Plan. All determinations and interpretations made by the Board shall be binding on all Participants (as hereinafter defined) and on their legal, personal representatives and beneficiaries.

Notwithstanding the foregoing or any other provision contained herein, the Board shall have the right to delegate the administration and operation of this Plan, in whole or in part, to a committee of the Board or to the President or any other officer of the Corporation. Whenever used herein, the term "Board" shall be deemed to include any committee or officer to which the Board has, fully or partially, delegated responsibility and/or authority relating to the Plan or the administration and operation of this Plan pursuant to this Section 3.

Options to purchase the Shares granted hereunder ("Options") shall be evidenced by (i) an agreement, signed on behalf of the Corporation and by the person to whom an Option is granted, which agreement shall be in such form as the Board shall approve, or (ii) a written notice or other instrument, signed by the Corporation, setting forth the material attributes of the Options.

Shares Subject to Plan

Subject to Section 15 below, the securities that may be acquired by Participants upon the exercise of Options shall be deemed to be fully authorized and issued Shares of the Corporation. Whenever used herein, the term "Shares" shall be deemed to include any other securities that may be acquired by a Participant upon the exercise of an Option the terms of which have been modified in accordance with Section 15 below.

The aggregate number of Shares reserved for issuance under this Plan, or any other plan of the Corporation, shall not, at the time of the stock option grant, exceed ten percent (10%) of the total number of issued and outstanding Shares (calculated on a non-diluted basis) unless the Corporation receives the permission of the stock exchange or exchanges on which the Shares are then listed to exceed such threshold.

If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, any un-purchased Shares to which such Option relates shall be available for the purposes of the granting of Options under this Plan.

Maintenance of Sufficient Capital

The Corporation shall at all times during the term of this Plan ensure that the number of Shares it is authorized to issue shall be sufficient to satisfy the Corporation's obligations under all outstanding Options granted pursuant to this Plan.

Eligibility and Participation

The Board may, in its discretion, select any of the following persons to participate in this Plan:

directors of the Corporation;

officers of the Corporation;

employees of the Corporation; and

consultants retained by the Corporation, provided such consultants have performed and/or continue to perform services for the Corporation on an ongoing basis or are expected to provide a service of value to the Corporation;

(any such person having been selected for participation in this Plan by the Board is herein referred to as a "Participant").

The Board may from time to time, in its discretion, grant an Option to any Participant, upon such terms, conditions and limitations as the Board may determine, including the terms, conditions and limitations set forth herein, provided that Options granted to any Participant shall be approved by the shareholders of the Corporation if the rules of any stock exchange on which the Shares are listed require such approval.

The Corporation represents that, for any Options granted to an officer, employee or consultant of the Corporation, such Participant is a bona fide officer, employee or consultant of the Corporation.

Exercise Price

The Board shall, at the time an Option is granted under this Plan, fix the exercise price at which Shares may be acquired upon the exercise of such Option provided that such exercise price shall not be less than that from time to time permitted under the rules of any stock exchange or exchanges on which the Shares are then listed. In addition, the exercise price of an Option must be paid in cash. Disinterested shareholder approval shall be obtained by the Corporation prior to any reduction to the exercise price if the affected Participant is an insider (as defined in the Securities Act (Alberta)) of the Corporation at the time of the proposed amendment.

Number of Optioned Shares

The number of Shares that may be acquired under an Option granted to a Participant shall be determined by the Board as at the time the Option is granted, provided that the aggregate number of Shares reserved for issuance to any one Participant under this Plan or any other plan of the Corporation, shall not exceed five percent of the total number of issued and outstanding Shares (calculated on a non-diluted basis) in any 12 month period unless the Corporation receives the permission of the stock exchange or exchanges on which the Shares are listed to exceed such threshold and provided further that the number of Options granted to any one consultant in a 12 month period shall not exceed 2% of the total number of issued and outstanding Shares and the aggregate number of Options granted to persons employed to provide investor relations activities shall not exceed 2% of the total number of issued and outstanding Shares in any 12 month period. The Corporation shall obtain shareholder approval for grants of Options to insiders (as defined in the Securities Act (Alberta)), of a number of Options exceeding 10% of the issued Shares, within any 12 month period.

Term

The period during which an Option may be exercised (the "Option Period") shall be determined by the Board at the time that the Option is granted, subject to any vesting limitations which may be imposed by the Board in its sole unfettered discretion at the time that such Option is granted and Sections 11, 12 and 16 below, provided that:

no Option shall be exercisable for a period exceeding five (5) years from the date that the Option is granted unless the Corporation receives the permission of the stock exchange or exchanges on which the Shares are then listed and as specifically provided by the Board and as permitted under the rules of any stock exchange or exchanges on which the Shares are then listed, and in any event, no Option shall be exercisable for a period exceeding ten (10) years from the date the Option is granted;

no Option in respect of which shareholder approval is required under the rules of any stock exchange or exchanges on which the Shares are then listed shall be exercisable until such time as the Option has been approved by the shareholders of the Corporation;

the Board may, subject to the receipt of any necessary regulatory approvals, in its sole discretion, accelerate the time at which any Option may be exercised, in whole or in part; and

any Options granted prior to the completion of a Qualifying Transaction (as such term is defined in the rules of the TSX Venture Exchange) to any Participant that does not continue as a director, officer, consultant or employee (as the case may be) after the completion of a Qualifying Transaction have a maximum term of the later of 12 months after the completion of a Qualifying Transaction and 90 days after the Participant ceases to be a director, officer, consultant or employee following the Qualifying Transaction; and

any Options granted after completion of a Qualifying Transaction to any participant must expire within 90 days after the Participant ceases to be a Participant, and within 30 days for any Participant engaged in investor relation activities after such Participant ceases to be employed to provide investor relation activities.

Method of Exercise of Option

Except as set forth in Sections 11 and 12 below or as otherwise determined by the Board, no Option may be exercised unless the holder of such Option is, at the time the Option is exercised, a director, officer, employee or consultant of the Corporation.

Options that are otherwise exercisable in accordance with the terms thereof may be exercised in whole or in part from time to time.

Any Participant (or his legal, personal representative) wishing to exercise an Option shall deliver to the Corporation, at its principal office in the City of Calgary, Alberta:

a written notice expressing the intention of such Participant (or his legal, personal representative) to exercise his Option and specifying the number of Shares in respect of which the Option is exercised; and

a cash payment, certified cheque or bank draft, representing the full purchase price of the Shares in respect of which the Option is exercised.

Upon the exercise of an Option as aforesaid, the Corporation shall use reasonable efforts to forthwith deliver, or cause the registrar and transfer agent of the Shares to deliver, to the relevant Participant (or his legal, personal representative) or to the order thereof, a certificate representing the aggregate number of fully paid and non-assessable Shares in respect of which the Option has been duly exercised.

Ceasing to be a Director, Officer, Employee or Consultant

If any Participant shall cease to hold the position or positions of director, officer, consultant or employee of the Corporation (as the case may be) for any reason other than death, his Option will terminate at 4:00 p.m. (Calgary time) on the earlier of the date of the expiration of the Option Period and 90 days after the date such Participant ceases to hold the position or positions of director, officer, employee or consultant of the Corporation as the case may be, and ceases to actively perform services for the Corporation. Notwithstanding the foregoing, an Option granted to a Participant who performs investor relations services on behalf of the Corporation shall terminate on the date that is 30 days after the termination of the employment or cessation of services being provided and shall be subject to Exchange policies and procedures for the termination of Options for investor relations services. For greater certainty, the termination of any Options held by the Participant, and the period during which the Participant may exercise any Options, shall be without regard to any notice period arising from the Participant's ceasing to hold the position or positions of director, officer, employee or consultant of the Corporation (as the case may be).

Neither the selection of any person as a Participant nor the granting of an Option to any Participant under this Plan shall: (i) confer upon such Participant any right to continue as a director, officer, employee or consultant of the Corporation, as the case may be; or (ii) be construed as a guarantee that the Participant will continue as a director, officer, employee or consultant of the Corporation, as the case may be.

Death of a Participant

In the event of the death of a Participant, any Option previously granted to him shall be exercisable until the end of the Option Period or until the expiration of 12 months after the date of death of such Participant, whichever is earlier, and then, in the event of death, only:

by the person or persons to whom the Participant's rights under the Option shall pass by the Participant's will or applicable law; and

to the extent that he was entitled to exercise the Option as at the date of his death.

Rights of Participants

No person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder of the Corporation in respect of any Shares issuable upon exercise of such Option until such Shares have been paid for in full and issued to such person.

Proceeds from Exercise of Options

The proceeds from any sale of Shares issued upon the exercise of Options shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the Board may determine and direct.

Adjustments

The number of Shares subject to the Plan shall be increased or decreased proportionately in the event of the subdivision or consolidation of the outstanding Shares of the Corporation, and in any such event a corresponding adjustment shall be made to the number of Shares deliverable upon the exercise of any Option granted prior to such event without any change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Share that may be acquired upon the exercise of the Option. In case the Corporation is reorganized or merged or consolidated or amalgamated with another corporation, appropriate provisions shall be made for the continuance of the Options outstanding under this Plan and to prevent any dilution or enlargement of the same.

Adjustments under this Section 15 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued upon the exercise of an Option following the making of any such adjustment.

Change of Control

Notwithstanding the provisions of section 11 or any vesting restrictions otherwise applicable to the relevant Options, in the event of a sale by the Corporation of all or substantially all of its assets or in the event of a change of control of the Corporation, each Participant shall be entitled to exercise, in whole or in part, the Options granted to such Participant hereunder, either during the term of the Option or within 90 days after the date of the sale or change of control, whichever first occurs.

For the purpose of this Plan, "change of control of the Corporation" means and shall be deemed to have occurred upon:

the acceptance by the holders of Shares of the Corporation, representing in the aggregate, more than 50 percent of all issued Shares of the Corporation, of any offer, whether by way of a takeover bid or otherwise, for all or any of the outstanding Shares of the Corporation; or

the acquisition, by whatever means, by a person (or two or more persons who, in such acquisition, have acted jointly or in concert or intend to exercise jointly or in concert any voting rights attaching to the Shares acquired), directly or indirectly, of beneficial ownership of such number of Shares or rights to Shares of the Corporation, which together with such person's then owned Shares and rights to Shares, if any, represent (assuming the full exercise of such rights to voting securities) more than fifty percent (50%) of the combined voting rights of the Corporation's then outstanding Shares; or

the entering into of any agreement by the Corporation to merge, consolidate, amalgamate, initiate an arrangement or be absorbed by or into another corporation; or

the passing of a resolution by the Board or shareholders of the Corporation to substantially liquidate the assets or wind-up the Corporation's business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Corporation in circumstances where the business of the Corporation is continued and where the shareholdings remain substantially the same following the re-arrangement); or

individuals who were members of the Board of the Corporation immediately prior to a meeting of the shareholders of the Corporation involving a contest for or an item of business relating to the election of directors, not constituting a majority of the Board following such election.

Transferability

All benefits, rights and Options accruing to any Participant in accordance with the terms and conditions of this Plan shall be non-transferrable and non-assignable unless specifically provided herein. During the lifetime of a Participant, any Options granted hereunder may only be exercised by the Participant and in the event of the death of a Participant, by the person or persons to whom the Participant's rights under the Option pass by the Participant's will or applicable law.

Amendment and Termination of Plan

a)	The Board may, at any time and from time to time, amend, suspend or terminate the Plan or an Option without shareholder approval, provided that no such amendment, suspension or termination may be made without obtaining any required approval of any regulatory authority or stock exchange or the consent or deemed consent of a Participant where such amendment, suspension or termination materially prejudices the rights of the Participant.

b)	Notwithstanding the provisions of Section 18(a), the Board may not, without the approval of the security holders of the Corporation (or, as may be required by the policies and procedures of the Exchange, the approval of the disinterested security holders of the Corporation), make amendments to the Plan or any Option for any of the following purposes:

i.	to increase the maximum number of Shares that may be issued pursuant to Options granted under the Plan as set out in Section 8;

ii.	to reduce the exercise price of Options for the benefit of an Insider;

iii.	to extend the term of an Option beyond the Option Period for the benefit of an Insider; and

iv.	to amend the provisions of this Section 18.

c)	In addition to the changes made pursuant to Section 3, the Board may, at any time and from time to time, without the approval of the security holders of the Corporation amend any term of any outstanding Option (including, without limitation, the exercise price, vesting and expiry of the Option), provided that:

i.	any required approval of any regulatory authority or stock exchange is obtained;

ii.	if the amendments would reduce the exercise price or extend the expiry date of the Options granted to Insiders, approval of the security holders of the Corporation must be obtained;

iii.	the Board would have had the authority to initially grant the Option under the terms so amended; and

iv.	the consent or deemed consent of the Participant is obtained if the amendment would materially prejudice the rights of the Participant under the Option.

Necessary Approvals

The obligation of the Corporation to issue and deliver Shares in accordance with this Plan and Options granted hereunder is subject to applicable securities legislation and to the receipt of any approvals that may be required from any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If Shares cannot be issued to a Participant upon the exercise of an Option for any reason whatsoever, the obligation of the Corporation to issue such Shares shall terminate and any funds paid to the Corporation in connection with the exercise of such Option will be returned to the relevant Participant as soon as practicable.

Stock Exchange Rules

This Plan and any option agreements entered into hereunder shall comply with the requirements from time to time of the stock exchange or exchanges on which the Shares are listed.

Right to Issue Other Shares

The Corporation shall not by virtue of this Plan be in any way restricted from declaring and paying stock dividends, issuing further Shares, varying or amending its share capital or corporate structure or conducting its business in any way whatsoever.

Notice

Any notice required to be given by this Plan shall be in writing and shall be given by registered mail, postage prepaid or delivered by courier or by facsimile transmission addressed, if to the Corporation, at its principal address in Calgary, Alberta (Attention: President); or if to a Participant, to such Participant at his address as it appears on the books of the Corporation or in the event of the address of any such Participant not so appearing then to the last known address of such Participant; or if to any other person, to the last known address of such person.

Gender

Whenever used herein words importing the masculine gender shall include the feminine and neuter genders and vice versa.

Interpretation

This Plan will be governed by and construed in accordance with the laws of the Province of Alberta.

SCHEDULE "B"

CORPORATE GOVERNANCE POLICY

CORPORATE GOVERNANCE DISCLOSURE (FORM 58-101F1)

1. Board of Directors — Disclose how the board of directors (the board) facilitates its exercise of independent supervision over management, including:

the identity of directors that are independent, and

Johnny Powers, Jeffrey Rowe, James LeBar, and Rodney Williams are independent. Thomas Robitaille and Jane Eagleson were independent but did not stand for reelection in August 15, 2018 the identity of directors who are not independent, and the basis for that determination.

Gerald Solensky Jr., Shameze Rampertab. In determining whether a director is independent, the Corporation chiefly considers whether the director has a relationship which could or could be perceived to interfere with the director's exercise of independent judgment. Gerald Solensky Jr. and Shameze Rampertab are currently executive officers of the Corporation and therefore, are not considered to be independent.

whether a majority of directors are independent.

With four (4) out of the current six (6) directors being independent, a majority of the board is independent. Thomas Robitaille and Jane Eagleson were independent but did not stand for reelection in August 15, 2018.

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

Certain of the directors of the Corporation may, from time to time, serve as directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Director	Reporting Issuer
Gerald Solensky Jr.	None
Shameze Rampertab	None
Jeffrey Rowe	None
James LeBar	None
Rodney Williams	None
Johnny D. Powers	None

whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer's most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

The independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not present. However, the Board believes that appropriate structures and procedures are in place to ensure that it can function independently of management and the Board periodically holds independent sessions at the end of Board meetings. Additionally, all committees of the Board are composed entirely of independent directors and hold meetings at which the independent directors discuss matters they deem relevant to the Corporation. Independent directors are also in frequent informal communication with one another.

whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

The Chairman of the Board is not an independent director. The Chairman focuses on promoting a culture of openness and debate among directors, helping to build and maintain constructive relationships between the independent and non-independent directors. When chairing Board meetings, the Chairman ensures that all views are heard and that the independent directors have an opportunity to challenge management constructively.

the attendance record of each director for all board meetings held since the beginning of the issuer's most recently completed financial year

The following table summarizes the attendance levels of all board meetings held since the beginning of the Corporation's most recently completed financial year:

Director	No. of Board Meetings attended	Percentage attendance
Gerald Solensky Jr.	6/6	100%
Shameze Rampertab	6/6	100%
Jeffrey Rowe	6/6	80%
James LeBar	6/6	100%
Rodney Williams	4/6	66%
Thomas Robitaille(1)	4/4	100%
Jane Eagleson(1)	3/4	75%
Johnny D. Powers (2)	N/A	N/A

Note:

(1) Each of Mr. Robitaille and Ms. Eagleson served as a director until August 15, 2018.

(2) Mr. Powers joined the board on August 16, 2019.

The following table summarizes the attendance levels of all standing committee meetings held since the beginning of the Corporation's most recently completed financial year:

Committee Member	Audit Committee Meetings attended	Percentage attendance	Compensation Committee Meetings attended	Percentage attendance	Nomination and Corporate Governance Committee Meetings attended	Percentage attendance
Jeffrey Rowe	4/4	100%	N/A	N/A	2/2	100%
James LeBar	4/4	100%	2/2	100%	2/2	100%
Rodney Williams	3/4	75%	2/2	100%	1/2	50%
Thomas Robitaille(1)	3/3	100%	1/1	100%	N/A	N/A
Jane Eagleson(1)	N/A	N/A	N/A	N/A	1/1	100%
Johnny D. Powers(2)	N/A	N/A	N/A	N/A	N/A	N/A

Note:

(1) Each of Mr. Robitaille and Ms. Eagleson served as a director until August 15, 2018.

(2) Mr. Powers joined the board on August 16, 2019.

The Corporation does not have a policy regarding director attendance at annual meetings of shareholders.

2. Board Mandate — Disclose the text of the board's written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.

The Board has not developed a written mandate. The Board is satisfied that that roles and responsibilities are delineated in a satisfactory matter, having regard to various considerations such as (but not limited to) the particular expertise of the directors, their respective availability and independence.

3. Position Descriptions

(a)	Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position, and

The Board has not developed written position descriptions for the chair of the Board and the chair of the Board's committees, however the chair of the committees are charged with the responsibility of administering the applicable committee mandates, each of which is posted on the Corporation's website.

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.

The CEO has entered into a written employment agreement, which delineates the role and expectations of such position.

4. Orientation and Continuing Education

(a)	Briefly describe what measures the board takes to orient new directors regarding

(i)	the role of the board, its committees and its directors, and

The Corporation has not developed an official orientation or training program for new directors as required, new directors will have the opportunity to become familiar with the Corporation by meeting with other directors and its officers and employees. Orientation activities will be tailored to the particular needs and expertise of each director and the overall needs of the Board.

(ii)	the nature and operation of the issuer's business;

Many of the Corporation's directors are veterans of the pharmaceuticals and/or veterinary industries and, as such, have familiarity with the nature and operation of the Corporation's business. Directors receive regular reporting from management. Any additional orientation activities that may be required for individual directors will be tailored to the particular needs and expertise of each director and the overall needs of the Board

(b)	Briefly describe what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors

The Corporation does not provide formal continuing education to the Board, though it is encouraged for all members. Management does provide regular reporting, both on the Corporation's operations and opportunities, as well industry trends and opportunities.

5. Ethical Business Conduct

(a)	Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i)	disclose how a person or company may obtain a copy of the code;

The Corporation has adopted a formal Code of Ethics and Business Conduct, which applies to all of its directors, officers, employees and consultants and also includes a Policy on Insider Trading, which all directors have agreed, in writing, to adhere to. A copy is posted on the Corporation's website.

(ii)	describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code; and

In accordance with the aforementioned Code, the Board monitors ethical conduct of the Corporation and ensures that it complies with applicable legal and regulatory requirements, such as those of relevant securities commissions and stock exchanges. The Code also designates a Compliance Officer, to whom complaints or concerns may be addressed. The Code also specifically addresses additional matters such as Conflicts of Interest, Corporate Opportunities, etc. In addition to the Code, the Board has found that the fiduciary duties placed on individual directors by the Corporation's governing corporate legislation and the common law, as well as the restrictions placed by applicable corporate legislation on the individual director's participation in decision of the Board in which the director has an interest, have been sufficient to ensure that the Board operates independently of management and in the best interests of the Corporation.

(iii)	provide a cross-reference to any material change report filed since the beginning of the issuer's most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code

There have been no such material change reports as there have been no contraventions of the Code.

(b)	Describe any steps the board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.

In accordance with applicable corporate laws, directors are obliged to disclose any potential conflicts in accordance with, and subject to such procedures and remedies, as applicable, under the ABCA.

(c)	Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board considers that the policies and procedures outlined above are sufficient to promote a culture of ethical business conduct. If ever in doubt, management seeks guidance from the Board and/or outside advisors to ensure that such levels of conduct are adhered to.

6. Nomination of Directors

(a)	Describe the process by which the board identifies new candidates for board nomination

The Board has appointed a Nominating and Corporate Governance Committee, which fulfills these functions. When the Board identifies the need to fill a position on the Board, the Board requests that current Directors forward potential candidates for consideration.

(b)	Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process.

The Board has appointed a Nominating and Corporate Governance Committee which is comprised entirely of independent directors.

(c)	If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Nominating and Corporate Governance Committee is responsible for determining the qualification, skills and expertise required on the Board, as well as for the screening of potential candidates and the delivery of recommendations to the Board.

For a complete description of the Nominating and Corporate Governance Committee's responsibilities, powers and operations, please refer to the Nominating and Corporate Governance Committee Charter, a copy of which is available from the Corporation's website.

7. Compensation

(a)	Describe the process by which the board determines the compensation for the issuer's directors and officers.

The Board has appointed a Compensation Committee, which fulfills these functions. The Compensation Committee reviews all board and officer compensation and makes recommendations in respect thereof, which the Board then reviews in consideration of approval thereof.

(b)	Disclose whether or not the board has a compensation committee composed entirely of independent directors. If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.

The Board has appointed a Compensation Committee which is comprised entirely of independent directors.

(c)	If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The purpose of our Compensation Committee is to (i) make recommendations to the Board relating to evaluation and compensation of the Corporation's executives, (ii) oversee incentive, equity-based and other compensatory plans in which executive officers and key employees of the Corporation participate, (iii) review and participate in determining director compensation and (iv) prepare any report on executive compensation required by the rules and regulations of applicable securities regulatory authorities and stock exchanges.

For a complete description of the Compensation Committee's responsibilities, powers and operations, please refer to the Compensation Committee Charter, a copy of which is available from the Corporation's website.

8. Other Board Committees — If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has no standing committees other than the aforementioned three committees.

9. Assessments — Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

The Nominating and Corporate Governance Committee is mandated to conduct an annual evaluation by the directors on the effectiveness of the Board and its committees and proposing any necessary modifications to the functioning and governance of the Board and committees that may result from such evaluation processes.

10. Director Term Limits and Other Mechanisms of Board Renewal ― Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Corporation has not adopted director term limits. As the Corporation is a relatively junior company (Qualifying Transaction was completed in 2016), continuity of Board members is considered a high priority at this stage of the Corporation's existence and development.

11. Policies Regarding the Representation of Women on the Board

(a)	Disclosure whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.

The Corporation has not adopted a written policy relating to the identification and nomination of women directors. Though the Board recognizes the importance of a reasonable degree of gender balance over the long term, at the present stage of the Corporation's existence and development, it is imperative that the directors of the Corporation be the best available individuals, irrespective of gender. It should be noted that the Corporation had one female Board member until August 15, 2018.

(b)	If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy: N/A

(i)	a short summary of its objectives and key provisions,

(ii)	the measures taken to ensure that the policy has been effectively implemented,

(iii)	annual and cumulative progress by the issuer in achieving the objectives of the policy, and

(iv)	whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

12. Consideration of the Representation of Women in the Director Identification and Selection Process ― Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer's reasons for not doing so.

The Corporate Governance and Nominating Committee (in addition to the Board) does consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the Board, however the Committee's (and the Board's) priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

13. Consideration Given to the Representation of Women in Executive Officer Appointments ― Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer's reasons for not doing so.

The Corporate Governance and Nominating Committee (in addition to the Board) does consider the level of representation of women in executive officer positions when making executive officer appointments, however the Committee's (and the Board's) priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender. It should be noted that the Corporation's current President and Chief Operating Officer is a woman.

14. Issuer's Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

(a)	For purposes of this Item, a "target" means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer's board or in executive officer positions of the issuer by a specific date.

(b)	Disclose whether the issuer has adopted a target regarding women on the issuer's board. If the issuer has not adopted a target, disclose why it has not done so.

The Corporation has not adopted such a target to date, as the Corporation's priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

(c)	Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.

The Corporation has not adopted such a target to date, as the Corporation's priority at the present stage of the Corporation's existence and development is to seek out the best available candidates, irrespective of gender.

(d)	If the issuer has adopted a target referred to in either (b) or (c), disclose: N/A

(i)	the target, and

(ii)	the annual and cumulative progress of the issuer in achieving the target.

15. Number of Women on the Board and in Executive Officer Positions

(a)	Disclose the number and proportion (in percentage terms) of directors on the issuer's board who are women.

The Company currently has no women directors. The Corporation had one female director until August 15, 2018.

(b)	Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

One (1) of the four (4) current senior executive officers of the Corporation (25%) is a woman.

SCHEDULE "C"

CHARTER OF THE AUDIT COMMITTEE OF

ZOMEDICA PHARMACEUTICALS CORP.

November 22, 2016

I.              PURPOSE

The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of Zomedica Pharmaceuticals Corp. (the "Company") is to oversee (i) the integrity of the Company's financial statements, the Company's accounting and financial reporting processes and financial statement audits; (ii) the Company's compliance with applicable legal and regulatory requirements; (iii) the Company's systems of internal control over financial reporting and disclosure controls and procedures; (iv) the independent auditor's engagement, qualifications, performance, compensation and independence; (v) review of related party transactions; and (vi) compliance with the Company's Code of Business Conduct and Ethics (when adopted). While the Committee has the responsibilities and powers set forth in this Charter, its function is one of oversight, whereas the planning and conduct of the audit is the responsibility of the independent auditor, and the Financial Statements are the responsibility of the Company's management.

II.            COMPOSITION

The Committee shall consist of three (3) directors or such greater number as the directors may from time to time determine. Each member of the Committee shall satisfy the independence standards specified in Section 803A and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable listing rules of the NYSE MKT LLC ("NYSE MKT") and National Instrument 52-110 – Audit Committees ("NI 52-110"). The majority of the members of the Audit Committee shall not be officers or employees of the Corporation and not less than one-quarter (1/4) of the members shall be Canadian residents.

No member of the Committee can have participated in the preparation of the Company's or any of its subsidiaries' financial statements at any time during the past three years.

Each member of the Committee must be "financially literate" (as defined in NI 52-110) and must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

No member of the Committee may serve simultaneously on the audit committee of more than three other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Committee and discloses such determination in the Company's annual proxy statement.

Members shall be appointed by the Board. Members shall serve for such term as the Board may determine or until earlier resignation. The Board may remove any member from the Committee at any time with or without cause. A member of the Audit Committee shall ipso facto cease to be a member of the Audit Committee upon ceasing to be a Director of the Corporation.

III.           RESPONSIBILITIES

Within the scope of the role of the Committee described above, the Committee is charged by the Board with the responsibility to:

a.	To (1) select and retain (and recommend that the Board submit for shareholder ratification, if applicable) an independent registered public accounting firm to act as the Company's independent auditors for the purpose of auditing the Company's annual financial statements, books, records, accounts and internal controls over financial reporting; (2) set the compensation of the Company's independent auditors; (3) oversee the work done by the Company's independent auditors; and (4) terminate the Company's independent auditors, if necessary.

b.	To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

c.	To pre-approve all audit and permitted non-audit and tax services that may be provided by the Company's independent auditors and establish policies and procedures for the Committee's pre-approval of permitted services by the Company's independent auditors on an on-going basis.

d.	At least annually, to obtain and review a written report by the Company's independent auditors that describes (1) the accounting firm's internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board (the "PCAOB") review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, (3) all relationships between the firm and the Company or any of its subsidiaries or affiliates, consistent with Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence ("Rule 3526"), of the PCAOB; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the auditors consistent with Rule 3526.

e.	At least annually, to evaluate the qualifications, performance and independence of the Company's independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Company's independent auditors and consider regular rotation of the accounting firm serving as the Company's independent auditors.

f.	To review and discuss with the Company's independent auditors a report from such auditor describing (1) the auditors' responsibilities under applicable auditing standards (United States generally accepted auditing standards ("U.S. GAAP") International Financial Reporting Standards ("IFRS"), as applicable) and the responsibilities of management in the audit process; (2) the overall audit strategy; (3) the scope and timing of the annual audit; (4) any significant risks identified during the auditors' risk assessment procedures; and (5) when completed, the results, including significant findings, of the annual audit.

g.	To review and discuss with the Company's independent auditors (1) all critical accounting policies and practices to be used in the audit; (2) all alternative treatments of financial information within applicable auditing standards (U.S. GAAP or IFRS, as applicable) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (3) other material written communications between the auditors and management.

h.	To review and discuss with the Company's independent auditors and management (1) any audit problems or difficulties, including difficulties encountered by the Company's independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information); (2) any significant disagreements with management; (3) management's response to these problems, difficulties or disagreements; and (4) to resolve any disagreements between the Company's auditors and management.

i.	To review with management and the Company's independent auditors: any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the effects of alternative methods under U.S. GAAP or IFRS, as applicable; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company's financial statements.

j.	To review with management and the Company's independent auditors the adequacy and effectiveness of the Company's financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company's processes, controls and procedures and any special audit steps adopted in light of any material control deficiencies, and any fraud involving management or other employees with a significant role in such processes, controls and procedures, and review and discuss with management and the Company's independent auditors disclosure relating to the Company's financial reporting processes, internal control over financial reporting and disclosure controls and procedures, the independent auditors' report on the effectiveness of the Company's internal control over financial reporting, where applicable, and the required management certifications to be included in or attached as exhibits to the Company's annual report on Form 10-K or quarterly report on Form 10-Q, as applicable.

k.	To review and discuss with the Company's independent auditors any other matters required to be discussed by PCAOB Auditing Standards No, 16, Communications with Audit Committees.

l.	To review and discuss with the Company's independent auditors and management the Company's annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") to be filed in Canada and included in the Company's annual report on Form 10-K before the MD&A is filed in Canada and the Form 10-K is filed in the U.S.

m.	To recommend to the Board that the audited financial statements and the MD&A section be approved and filed in Canada and included in the Company's Form 10-K and produce the audit committee report required to be included in the Company's annual report or proxy statement.

n.	To review and discuss with the Company's independent auditors and management the Company's quarterly financial statements and the disclosure under the MD&A to be filed in Canada and to be included in the Company's quarterly report on Form 10-Q before the MD&A is filed in Canada and the Form 10-Q is filed in the U.S.

o.	To review and discuss earnings press releases and corporate practices with respect to earnings releases and financial information and earnings guidance provided to analysts and the investment community.

p.	To review and discuss with management policies and guidelines to govern the process by which management assesses and manages the Company's risks, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

q.	To review the Company's compliance with applicable laws and regulations and to review and oversee any policies, procedures and programs designed to promote such compliance.

r.	To set clear Company hiring policies for employees, partners, former employees or former partners of the Company's independent auditors that participated in any capacity in any Company audit.

s.	To establish, review and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

t.	To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, in accordance with Company policies and procedures as may be adopted by the Board or a committee thereof from time to time.

u.	To conduct any activities relating to the Company's Code of Business Conduct and Ethics as may be delegated from time to time to the Committee by the Board.

v.	To review and reassess the adequacy of the Committee's charter on an annual basis.

w.	To perform such other duties and responsibilities as may be assigned to the Committee by the Board.

IV.         AUTHORITY

By adopting this Charter, the Board delegates to the Committee full authority to:

a.	Investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

b.	Delegate such of its authority and responsibilities as the Committee deems proper to subcommittees thereof, subject to all applicable laws and regulations (including without limitation the NYSE MKT listing standards and applicable Canadian securities laws, regulatory policies and stock exchange rules).

c.	Appoint a chair of the Committee, unless a chair is designated by the Board.

d.	Select, retain and obtain, in the Committee's sole discretion, the advice of outside counsel, accounting experts or other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms. The Committee shall have available appropriate funding from the Company as determined by the Committee for payment of: (1) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any advisors employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

V.           COMMITTEE STRUCTURE AND OPERATIONS

The Committee shall meet in person or telephonically at such times and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times per year. The chairperson, with input from the other members of the Committee and management, shall set the agendas for Committee meetings. A majority of the members of the Committee shall constitute a quorum for purposes of holding a meeting, provided that at least one member in attendance is a Canadian resident, and the Committee may act by a vote of a majority of members present at such meeting. In lieu of a meeting, the Committee may act by unanimous written consent.

The time and place for Committee meetings, the calling and the procedure at such meetings shall be determined by the Committee having regard to the Articles and By-Laws of the Company. To the extent practicable, at least twenty-four hours' notice of each meeting of the Committee shall be given to each member of the Committee. Notice of a meeting of the Committee shall:

be in writing (which, for greater certainty, shall include any notice provided via e-mail);

state the nature of the business to be transacted at the meeting in reasonable detail; and

to the extent practicable, be accompanied by copies of documentation to be considered at the meeting.

The Chair shall preside at all meetings of the Committee and shall have a second and deciding vote in the event of a tie. In the absence of the Chair, the other members of the Committee shall appoint a representative amongst them to act as Chair for that particular meeting.

Notice of meetings of the Committee may be given to the external auditors and shall be given in respect of meetings relating to the annual audited financial statements. The external auditors have the right to appear before and to be heard at any meeting of the Committee. Upon the request of the external auditors, the Chair of the Committee shall convene a meeting of the Committee to consider any matters which the external auditors believe should be brought to the attention of the Board or shareholders of the Company.

The Committee shall report to the Board on such matters and questions relating to the financial position of the Company or any affiliates of the Company as the Board may from time to time refer to the Committee.

The Committee shall maintain minutes containing a summary of the actions taken at each Committee meeting and shall make regular reports to the Board with respect to actions taken by the Committee and areas of the Committee's responsibilities. These reports shall include a review of any issues that arise with respect to the quality and integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements or the performance of the Company's independent auditors.

VI.          PERFORMANCE EVALUATION

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

SCHEDULE "D"

EXECUTIVE AND DIRECTOR COMPENSATION

The following table shows the compensation for each of the years ended December 31, 2018 and December 31, 2017 awarded to or earned by our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2018. The persons listed in the following table are referred to herein as the "named executive officers."

		Salary	Bonus	Option Awards(4)	All Other	Total
Name and Principal Position		($)	($)	($)	Compensation(5)	($)
					($)
Gerald Solensky Jr.(1)	2018	309,737	70,000	-	24,000	403,737
Chairman of the Board, Presidend and Chief Executive Officer	2017	285,000	30,000	-	24,000	339,000

Shameze Rampertab(2)	2018	242,128	72,625	-	7,390	322,143
Chief Financial Officer, Corporate Secretary and Director	2017	231,246	77,611	81,627	7,397	397,881

Stephanie Morley(3)	2018	202,596	70,000	-	24,000	296,596
Chief Operations Officer and Vice President of Product Development	2017	187,500	30,000	272,089	12,000	501,589

(1) Mr. Solensky entered into an amended employment agreement in July 2018 pursuant to which he is entitled to receive an annual salary of $325,000 and a monthly car allowance of $2,000. No grant was issued to Mr. Solensky in 2018.

(2) Dr. Morley was appointed as President in September 2019. In connection therewith, Dr. Morley entered into a new employment agreement with Zomedica Pharmaceuticals, Inc pursuant to which she will receive an annual base salary of $225,000 and will be entitled to quarterly cash bonuses upon the achievement of certain specified objectives established by the Board. Pursuant to her new employment agreement, Dr. Morley will receive a $2,000 monthly allowance in respect of the following items: (i) vehicle and (ii) tax preparation. Dr. Morley also received options to acquire up to an aggregate of 500,000 common shares at an exercise price of $0.43 per share. Dr. Morley entered into an amended employment agreement with Zomedica Pharmaceuticals, Inc. in July 2017 which increased her salary from $150,000 to $200,000 per annum and added a monthly car and tax preparation allowance of $2,000. In 2017 Dr. Morley also received a stock option grant of 500,000 shares valued at $272,089. No grant was issued to Dr. Morley in 2018.

(3)Pursuant to Mr. Rampertab’s amended employment agreement in November 2016, he is entitled to receive an annual salary of $225,563. He also receives a monthly car allowance of $602. In 2017, Mr. Rampertab received a stock option grant of 150,000 shares valued at $81,627. No grant was issued to Mr. Rampertab in 2018.

(4) Represents the aggregate grant date fair value for grants made in 2018 and 2017, respectively, computed in accordance with FASB ASC Topic 718. The assumptions we used in valuing options are described in Note 11 to our financial statements included in this Annual Report on Form 10-K.

 (5) All Other Compensation represents monthly allowances.

Employment and Consulting Agreements

Gerald Solensky Jr.

In December 2016, we entered into an employment agreement with Mr. Solensky, which was amended in August 2017 Mr. Solensky’s amended employment agreement has an unspecified term and provides him with an annual base salary of $285,000 plus quarterly bonuses and participation in our employee benefit plan. This agreement was further amended in July 2018 whereby his annual base salary was adjusted to $325,000. In addition, we agreed to pay Mr. Solensky a $2,000 monthly car allowance and four weeks of paid vacation. Pursuant to Mr. Solensky’s amended employment agreement, any options granted to him will be subject to accelerated vesting upon a change of control, a resolution of our board in anticipation of a change of control, our termination of his employment without cause or his resignation for good reason. Mr. Solensky’s employment agreement also includes customary non-solicitation, confidentiality and assignment of inventions provisions. If we terminate Mr. Solensky’s employment without cause or he resigns for good reason, we are required to pay him twelve months base salary and any quarterly bonus allocable or payable prior to termination.

Stephanie Morley

In connection with her appointment as President Dr. Morley entered into a new employment agreement with us, which has an initial term of three years and and automatically extends for one-year terms unless either party elects to terminate it. Under the agreement, Dr Morley will receive an annual base salary of $225,000, subject to annual review and will be entitled to quarterly cash bonuses upon the achievement of certain specified objectives established by the Board. Pursuant to the agreement, Dr. Morley will receive a $2,000 monthly allowance in respect of the following items: (i) vehicle and (ii) tax preparation. Dr. Morley is entitled to four weeks paid vacation time. Pursuant to the agreement, any options granted to Dr. Morley will be subject to accelerated vesting in the event that Dr. Morley’s employment is terminated by us without cause. The agreement also includes customary non-solicitation, confidentiality and assignment of inventions provisions. In the event that Dr. Morley has a “separation from service” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, Dr. Morley would have the right to exercise all of her options, and we would be required to pay her a lump sum equal to 12 months of her base salary and any quarterly bonus allocable or payable prior to the date of termination.

Shameze Rampertab

In July 2016, we entered into a written employment agreement with Mr. Rampertab pursuant to which Mr. Rampertab serves as our Chief Financial Officer. Mr. Rampertab’s employment agreement was amended in November 2016 with an unspecified term and provides him with an annual base salary of $225,563 plus quarterly bonuses and other plans provided to senior executives. In addition, we agreed to pay Mr. Rampertab a $602 monthly car allowance, premiums covering medical, dental and disability insurance and reimbursements to travel expenses along with four weeks of paid vacation. Pursuant to Mr. Rampertab's employment agreement, any options granted to him will be subject to accelerated vesting upon a change of control, a resolution of the Board of Directors in anticipation of a change of control or the Corporation's termination without cause or constructive termination of Mr. Rampertab's employment. Mr. Rampertab's employment agreement also includes customary non-solicitation, confidentiality and assignment of inventions provisions. If we constructively terminate Mr. Rampertab or terminate Mr. Rampertab's employment for any reason other than death or just cause, we are required to pay Mr. Rampertab for his accrued vacation along with the product of multiplying 10.35 by the sum of Mr. Rampertab's then current salary, monthly car allowance and a monthly average of the bonus amounts payable in the previous twelve months. In the event of a change of control, the board must consider additional bonus payments to Mr. Rampertab.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning outstanding equity awards for each named executive officer as of December 31, 2018.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market Value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Shameze Rampertab (1)	150,000	-	-	2.03	8/14/2019	-	-	-	-

(1) Stock options vest immediately upon issue, with an issue date of August 14, 2017, and expire on August 14, 2019.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2018, with respect to all compensation arrangements maintained by us, including individual compensation arrangements, under which shares are authorized for issuance.

Plan Category	Number of Securities to be issued upon outstanding options rights (a)	Weighted-average exercise price outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by shareholders	422,004	$1.95	9,337,885
Equity compensation plans not approved by shareholders	Nil	N/A	Nil
Total	422,004	$1.95	9,337,885

Stock Option Plans

As of December 31, 2015, Zomedica Pharmaceuticals Corp (formerly, Wise Oakwood Ventures Inc.), had a shareholder-approved option plan, or the WOW Plan, pursuant to which options to purchase 200,000 common shares were outstanding. The terms of the WOW Plan were substantially similar to those of our current Stock Option Plan. In connection with the Qualifying Transaction, these options were consolidated into options to purchase 80,000 common shares of Zomedica Pharmaceuticals Corp. and fully exercised and the WOW Plan was terminated.

In April 2016, concurrent with the completion of the Qualifying Transaction, we adopted a new equity stock option plan, the Stock Option Plan. The Stock Option Plan was approved by our shareholders. The purpose of the Stock Option Plan is to attract and retain employees, consultants, officers and directors to our company and to motivate them to advance the interests of our company by affording them with the opportunity, through share options, to acquire an equity interest in our company and benefit from its growth.

Administration. The Stock Option Plan is administered by our board of directors. Our board of directors may grant options to purchase shares of our common shares or such other shares as may substitute therefore in the capital of Zomedica Pharmaceuticals Corp. Our board of directors also has authority to determine the terms and conditions of each award, prescribe, amend and rescind rules and regulations relating to the Stock Option Plan, and amend the terms of awards (provided that no amendment may materially prejudice the rights of a participant without consent such participant's consent). Our board of directors may delegate authority to a committee of our directors or to an officer. Our board or directors may terminate the Stock Option Plan.

Eligibility. Persons eligible to receive awards under the Stock Option Plan include any person who is an employee, officer, director or consultant provided that any consultant has performed and/or continues to perform services for our company under a written agreement and on an ongoing basis or is expected to provide a service to our company.

Shares Subject to the Stock Option Plan. The aggregate number of shares of common shares available for issuance in connection with options and awards granted under the Stock Option Plan is ten percent of the total number of issued and outstanding common shares calculated on a non-diluted basis. If any award of options granted under the Stock Option Plan expires or terminates without having been fully exercised, that number of common shares shall become available for the purpose of future grants under the Stock Option Plan.

Terms and Conditions of Options. Our board of directors will determine the exercise price of options granted under the Stock Option Plan. The exercise price of stock options may not be less than that from time to time permitted under the rules of any stock exchange on which the common shares are then listed. In addition, the exercise price of an option must be paid in cash.

The number of common shares subject to each option shall be determined by our board of directors with the following limitations. The number of common shares reserved for issuance to any one individual, consultant, person conducting investor relations or insider (as defined in the Securities Act (Alberta)) in a 12 month period may not exceed 5%, 2%, 2% and 10%, respectively, of the issued and outstanding common shares at the time of the grant.

No option may be exercisable for more than ten years from the date of grant. Options granted under the Stock Option Plan will be exercisable at such time or times as our board of directors prescribes at the time of grant. Options shall only be exercised by the participant as long as the optionee remains or was within the last ninety days an employee, officer, director or consultant, if the optionee dies, within one year of the optionee's death or if an optionee is engaged in investor relations activities, within 30 days of being so engaged by our company.

All benefits, rights and options accruing under the Stock Option Plan are non-transferrable and non-assignable unless specifically provided in the grant. During the lifetime of a participant, any options granted under the Stock Option Plan may only be exercised by the participant and in the event of the death of a participant, by the person or persons to whom the participant's rights under the option pass by the participant's will or applicable law.

Effect of Certain Corporate Transactions. In the event of a sale by our company of all or substantially all of its assets or in the event of a change of control (as defined in the Stock Option Plan) of our company, each participant shall be entitled to exercise, in whole or in part, the options granted to such participant under the Stock Option Plan, either during the term of the option or within ninety days after the date of the sale or change of control, whichever first occurs.

Director Compensation

We have not established a formal compensation policy for our outside directors. We did not compensate our outside directors for their service in 2018. None of our outside directors compensated other than through stock option grants in their role as board members. The table below lists options granted to our board members:

Name	Option shares	Exercise Price USD	Original Grant date	Expiration Date
Jeffrey Rowe	350,000	1.52	01/10/19	01/10/21
Rodney Williams	400,000	1.52	01/10/19	01/10/21
James Lebar	400,000	1.52	01/10/19	01/10/21
Johnny D. Powers	500,000	0.26	08/19/19	08/19/21
Johnny D. Powers	100,000	0.35	08/19/19	08/19/21
Johnny D. Powers	100,000	0.45	08/19/19	08/19/21
Johnny D. Powers	100,000	0.55	08/19/19	08/19/21
Johnny D. Powers	100,000	0.65	08/19/19	08/19/21
Johnny D. Powers	100,000	0.75	08/19/19	08/19/21

ZOMEDICA PHARMACEUTICALS CORP.

REQUEST FOR FINANCIAL STATEMENTS

Dear Shareholder:

As a non-registered shareholder of Zomedica Pharmaceuticals Corp. (the "Company"), you are entitled to receive our annual financial statements. If you wish to receive them, please so indicate below and return this form to our Transfer Agent, AST Trust Company (Canada) (by mail or fax below) or submit your request online (see address below). You will receive this form each year and will be required to renew your request to receive these financial statements.

We encourage you to submit your request online at: https://ca.astfinancial.com/financialstatements

Our Company Code Number is: 9640

If you have any questions about this procedure, please contact AST Trust Company (Canada) by phone at 1-800-387-0825 or (416) 682-3860 or by email at inquiries@astfinancial.com .

______________________________________________________________________________________________________________________________________

To:	AST Trust Company (Canada)
By Mail:	P.O. Box 700, Station B, Montreal, QC, H3B 3K3
By Fax:	1-800-249-6189

(Please mark)

❑	I wish to receive the Company’s annual financial statements

❑	By Mail

(Please print)

Name __________________________________________________________________

Address ________________________________________________________________

_______________________________________________________________________

Note: Do not return this form by mail or fax if you have submitted your request online.

9640 SUPP

P28789- 5 4 E
1 OF 1

VOTING INSTRUCTION FORM

ZOMEDICA PHARMACEUTICALS CORP.

MEETING TYPE:	ANNUAL AND SPECIAL MEETING		
MEETING DATE:	TUESDAY, NOVEMBER 05, 2019 AT 8:30 A.M. EST		
RECORD DATE:	FOR HOLDERS AS OF SEPTEMBER 16, 2019		
PROXY DEPOSIT DATE:	NOVEMBER 01, 2019	CUID:	
ACCOUNT NO:		CUSIP:	98979F107

CONTROL NO.: →

STEP 2 **APPOINT A PROXY (OPTIONAL)**

APPOINTEE(S): Gerald Solensky Jr., Shameze Rampertab

IF YOU WISH TO ATTEND THE MEETING OR DESIGNATE ANOTHER PERSON TO ATTEND, VOTE AND ACT ON YOUR BEHALF AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, OTHER THAN THE PERSON(S) SPECIFIED ABOVE, PRINT YOUR NAME OR THE NAME OF THE OTHER PERSON ATTENDING THE MEETING IN THE SPACE PROVIDED HEREIN. UNLESS YOU INSTRUCT OTHERWISE, THE PERSON WHOSE NAME IS WRITTEN IN THIS SPACE WILL HAVE FULL AUTHORITY TO ATTEND, VOTE AND OTHERWISE ACT IN RESPECT OF ALL MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, EVEN IF THESE MATTERS ARE NOT SET OUT IN THE FORM OR THE CIRCULAR.

PLEASE PRINT APPOINTEE NAME ABOVE

STEP 3 **COMPLETE YOUR VOTING DIRECTIONS**

2 ELECTION OF DIRECTORS: *VOTING RECOMMENDATION:* **FOR** *ALL THE NOMINEES PROPOSED AS DIRECTORS* (FILL IN ONLY ONE BOX "■" PER NOMINEE IN BLACK OR BLUE INK)

	FOR	WITHHOLD
01-Gerald Solensky Jr.	☐	☐
02-Shameze Rampertab	☐	☐
03-Jeff Rowe	☐	☐
04-James Lebar	☐	☐
05-Rodney Williams	☐	☐
06-Johnny D. Powers	☐	☐

ITEM(S): *VOTING RECOMMENDATIONS ARE INDICATED BY* **BOLD TEXT** *OVER THE BOXES* (FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

RECOMMENDATION: **FOR**

FOR ☐ AGAINST ☐ ABSTAIN ☐

3 Appointment of MNP LLP as Auditors.

RECOMMENDATION: **FOR**

FOR ☐ WITHHOLD ☐

4 Confirm and approve the Stock Option Plan.

RECOMMENDATION: **FOR**

FOR ☐ AGAINST ☐ ABSTAIN ☐

TO RECEIVE FUTURE PROXY MATERIALS BY MAIL CHECK THE BOX TO THE RIGHT, TO REQUEST MATERIALS FOR THIS MEETING REFER TO THE NOTICE INCLUDED IN THE PACKAGE WITH THIS FORM. ☐

STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED

* ISSUER CONFIRMATION COPY - INFO ONLY *

SIGNATURE(S) *INVALID IF NOT SIGNED*

M M D D Y Y